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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ECOLAB INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ecolab Inc.
370 Wabasha Street North
Saint Paul, MN 55102-1390
651-293-2233

March 31, 2006

Dear Fellow Stockholder:

You are cordially invited to join us for our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Friday, May 12, 2006 in the Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, Saint Paul, Minnesota 55102. The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at our Annual Meeting. We urge you to read both carefully.

We hope you plan to attend our Annual Meeting. However, if you will not be able to join us, we encourage you to exercise your right as a stockholder and vote. Please sign, date and promptly return the accompanying proxy card, or make use of either our telephone or Internet voting services. Stockholders not in attendance may listen to a broadcast of the meeting on the Internet. Webcast instructions will be available on-line at www.ecolab.com/investor.

Sincerely,

Douglas M. Baker
President and Chief Executive Officer

    Whether or not you plan to attend the meeting, please complete the accompanying proxy and return it in the enclosed envelope. Or, you may vote by telephone or the Internet. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone or the Internet.

PLEASE REFER TO THE ACCOMPANYING MATERIALS FOR VOTING INSTRUCTIONS.

TABLE OF CONTENTS

Page
NOTICE	ii
VOTING PROCEDURES	1
— Quorum
— Broker Non-Votes
— How to Vote by Proxy
— Revoking Your Proxy
— Vote Tabulation
— Discretionary Voting
— Adjournments
GOVERNANCE / STOCKHOLDER ACCESS	2
— Corporate Governance and Code of Conduct
— Communications with Directors
— Future Stockholder Proposals and Director Nomination Process
SECURITY OWNERSHIP	6
— Certain Beneficial Owners
— Executive Officers and Directors
BOARD OF DIRECTORS	7
— Board Structure
— Board Committees
— Director Compensation
DIRECTOR INDEPENDENCE STANDARDS AND DETERMINATIONS	11
— "Independence" Standards
— "Independence" Determinations
— Stockholder Agreement
— Related Party Transactions
PROPOSAL TO ELECT DIRECTORS	14
EXECUTIVE COMPENSATION	19
— Report of the Compensation Committee on Executive Compensation
— Summary Compensation Table
— Option Grants in 2005
— Aggregated Option Exercises in 2005 and December 31, 2005 Option Values
— Comparison of Five-year Cumulative Total Return
— Pension Plan Table
— Severance Policy and Severance Agreements
AUDIT COMMITTEE REPORT	28
AUDIT FEES	29
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
OTHER MATTERS	30
— Proxy Solicitation Costs
— Householding Information
— Voting by Plan Participants
APPENDICES	A-1
A. Corporate Governance Principles
B. Board of Director Committee Charters
(i) Audit Committee	B-1
(ii) Compensation Committee	B-5
(iii) Finance Committee	B-7
(iv) Governance Committee	B-8
C. Directions to the Ecolab Annual Meeting	C-1

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2006

To the Stockholders of Ecolab Inc.:

The Annual Meeting of Stockholders of Ecolab Inc. will be held on Friday, May 12, 2006 at 10:00 a.m. in the Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, Saint Paul, Minnesota 55102, for the following purposes (which are more fully explained in the Proxy Statement):

  (1)
  to elect four Class II Directors to a term ending in 2009;

  (2)
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2006; and

  (3)
  to transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on March 14, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

Whether or not you plan to attend the meeting, please complete the accompanying proxy and return it in the enclosed envelope. Or, you may vote by telephone or the Internet. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone or the Internet.

                      By Order of the Board of Directors

                      Lawrence T. Bell
                      Senior Vice President,
                      General Counsel and Secretary

March 31, 2006

ii

ECOLAB INC.
370 Wabasha Street North, Saint Paul, Minnesota 55102

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 12, 2006

The Board of Directors of Ecolab Inc. is using this Proxy Statement to solicit proxies from the holders of Ecolab Common Stock, par value $1.00 per share ("Common Stock"), for use at the Annual Meeting of Ecolab Stockholders. We are first mailing this Proxy Statement and accompanying form of proxy to Ecolab stockholders on or about March 31, 2006.

  •
  Meeting Time and Place: Friday, May 12, 2006 at 10:00 a.m., Central time, in the Weyerhauser Auditorium at the Landmark Center, 75 West Fifth Street, Saint Paul, Minnesota 55102.

  •
  Purpose of the Meeting: To vote on the following items:

  (1)
  to elect four Class II Directors to a term ending in 2009;

  (2)
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2006; and

  (3)
  to transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

  •
  Record Date: The record date for determining the holders of Common Stock entitled to vote at our Annual Meeting is the close of business on March 14, 2006.

  •
  Shares Entitled to Vote: As of March 14, 2006, the record date for the meeting, there were 253,508,432 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted.

Note: References in this Proxy Statement to "Ecolab," "the Company," "we," or "our" are to Ecolab Inc.

VOTING PROCEDURES

Quorum — A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.

Broker Non-Votes — Generally, broker non-votes occur on a proposal when a broker is not permitted under applicable rules to vote on that proposal without instruction from the beneficial owner of the Common Stock and no instruction is given.

How to Vote by Proxy — You may vote in person by ballot at our Annual Meeting or by submitting a valid proxy. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote by ballot, thereby canceling any proxy previously submitted.

Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for each nominee, or you may withhold voting authority on one or more nominees.

Revoking Your Proxy — You may revoke your proxy at any time before it is voted by:

  •
  timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet;

  •
  timely delivery of written notice to our Corporate Secretary before the Annual Meeting, stating that you have revoked your proxy; or

  •
  voting by ballot at our Annual Meeting.

Vote Tabulation — The vote on each proposal will be tabulated as follows:

  •
  Proposal 1: Election of Directors — Each nominee will be elected by a plurality of the votes cast. The four director nominees receiving the highest vote totals will be elected. Shares represented by proxies that contain instructions to "withhold" voting authority on one or more nominees will not affect the election of nominees receiving a plurality of the votes cast. It is intended that proxies solicited by our Board of Directors will (unless otherwise directed) be voted FOR the election of the four nominees named in this Proxy Statement. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted FOR such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors to constitute the entire Board.

  •
  Proposal 2: Ratification of Independent Registered Public Accounting Firm — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute ratification of the appointment of PricewaterhouseCoopers LLP. Therefore, abstentions and broker non-votes do not count as votes either for or against ratification of the appointment. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

Discretionary Voting — We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the Annual Meeting.

Adjournments — Adjournment of our Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

GOVERNANCE / STOCKHOLDER ACCESS

Corporate Governance and Code of Conduct — Our Company is managed under the overall direction of our Board of Directors for the benefit of all stockholders. Disclosures concerning policies of our Board of Directors, corporate governance principles and corporate ethics practices, including our Code of Conduct, are available on our website at www.ecolab.com/investor/governance. Copies of our Code of Conduct, as last amended in 1995 and supplemented by our Code of Ethics for Senior Officers and Finance Associates adopted in 2003, will be mailed free of charge to any stockholder upon request to the Corporate Secretary at our headquarters in St. Paul. We intend to promptly disclose on our website should there be any amendments to, or waivers by the Board of Directors of, the Code of Conduct or the Code of Ethics for Senior Officers and Finance Associates.

Communications with Directors — Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at www.ecolab.com/investor/governance:

  •
  to correspond with the Board's Presiding Director, please complete and submit the on-line "Contact Presiding Director" form;

  •
  to report potential issues regarding accounting, internal controls and other auditing matters to the Board's Audit Committee, please complete and submit the on-line "Contact Audit Committee" form; or

  •
  to make a stockholder recommendation for a potential candidate for nomination to the Board, please submit an e-mail to the Board's Governance Committee, in care of our Corporate Secretary, at investor.info@ecolab.com.

All substantive communications regarding governance matters or potential accounting, control or auditing irregularities are promptly relayed or brought to the attention of the Presiding Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the on-line communications received, whether or not our management believes they are substantive. In addition to on-line communications, interested parties may direct correspondence to our Board of Directors, our Board Committees or to individual directors at our headquarters address, repeated at the top of page 1 of this Proxy Statement.

Future Stockholder Proposals and Director Nomination Process — Any stockholder proposal must comply with advance notice procedures set forth in Article II, Section 4 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder's notice to our Corporate Secretary must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting that business at the Meeting, (ii) the name and address of the stockholder, (iii) the number of shares owned by the stockholder, (iv) a description of any arrangements between the stockholder and any other person in connection with the proposed business and any material interest of the stockholder in the business, and (v) a representation by the stockholder that he or she intends to appear at the Annual Meeting to present the business. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website at www.ecolab.com/investor/governance. If the presiding Chairperson of the Annual Meeting of Stockholders determines that business, or a nomination, was not brought before the meeting in accordance with the By-Law provisions, that business will not be transacted or the defective nomination will not be accepted.

  •
  Deadline for Inclusion in the Proxy Statement — All proposals to be considered by the Board for inclusion in the Proxy Statement and form of proxy for next year's Annual Meeting of Stockholders, expected to be held in May 2007, must be received by the Corporate Secretary at our headquarters address, repeated at the top of page 1 of this Proxy Statement, no later than December 1, 2006.

  •
  Deadline for Consideration — Stockholder proposals not included in a proxy statement for an annual meeting as well as proposed stockholder nominations for the election of directors at an annual meeting must each comply with advance notice procedures set forth in our By-Laws in order to be properly brought before that annual meeting of stockholders. In general, written notice of a stockholder proposal or a director nomination must be received by the Corporate Secretary not less than 90 days nor more than 135 days prior to the anniversary date of the preceding annual meeting of stockholders. With regard to next year's Annual Meeting of

    Stockholders, expected to be held in May 2007, the written notice must be received between December 28, 2006 and February 11, 2007 inclusive.

  •
  Director Nomination Process — Our Board's Governance Committee has, under its Charter, responsibility for director nominee functions, including review of any director nominee candidates recommended by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws. The Governance Committee has the authority to:

  —
  Review and recommend to the Board of Directors with regard to policies for the composition of the Board, including such criteria as:

  •
  size of the Board;

  •
  diversity of experience, employment, background and other relevant factors of Board members;

  •
  the proportion of the Board to be comprised of non-management directors;

  •
  qualifications for new or continued membership on the Board, including experience, employment, background and other relevant considerations; and

  •
  director retirement requirements or standards.

  —
  Review any director nominee candidates recommended by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws.

  —
  Identify, interview and evaluate director nominee candidates and have sole authority to:

  •
  retain and terminate any search firm to be used to assist the Committee in identifying director candidates; and

  •
  approve the search firm's fees and other retention terms.

  —
  Recommend to the Board:

  •
  the slate of director nominees to be presented by the Board for election at the Annual Meeting of Stockholders;

  •
  the director nominees to fill vacancies on the Board; and

  •
  the members of each Board Committee.

    Any stockholder nomination for directors must comply with the advance notice procedures set forth in Article II, Section 3 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder's notice to our Corporate Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares owned by the person, and (iv) any other information relating to the person that would be required to be disclosed in our proxy statement or other filings made in connection with solicitations of proxies for election of directors under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as to the stockholder, the notice must set forth (i) the name and address of the stockholder, (ii) the number of shares owned by the stockholder, (iii) a description of any arrangements between the stockholder and the proposed nominee and any other person pursuant to which the nomination is being made by the stockholder, (iv) a representation by the stockholder that he or she intends to appear at the annual meeting to nominate the person named in the notice, and (v) any other information relating to the stockholder that would be required to be disclosed in our proxy statement or such Exchange Act filings. The notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the foregoing procedures. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website at www.ecolab.com/investor/governance.

    In terms of policies for composition of the Board generally, and qualifications for director nominees specifically, we refer you to our Corporate Governance Principles, which are attached as Exhibit A to this Proxy Statement. Under these provisions, for example:

      •
      No more than three Board members will be from current management. These management members normally would be the Chief Executive Officer, the Chairman (if an employee of the Company and not the CEO) and the President (if an employee of the Company and not the CEO), but may be any other officer deemed appropriate by the Board;

      •
      It is desired that the members of the Board represent a geographical dispersion and variety of business disciplines so as to bring to the work of the Board a diversity of experience and background, with the predominance of members being chief or executive officers from different industries; and

      •
      A continuing effort is made to seek well-qualified women and minority group members for the Board, but these persons must be sought out and evaluated as individuals rather than as representatives of specific groups.

    Other criteria relevant to service as a director of our Company are also set forth in our Corporate Governance Principles.

    All directors are encouraged to submit to the Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate's qualifications. The Governance Committee screens and submits to the full Board the names and biographical information of those persons considered by the Committee to be viable candidates for election as directors. The same evaluation process and criteria are used by the Committee (i) for recommendations for director candidates submitted by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws, and (ii) for recommendations submitted by any other source, such as a director or a third-party search firm.

    In 2005, a third-party search firm was engaged to assist in the identification and evaluation of one or more director nominee candidates for our Board. In particular, the search firm was asked to concentrate on candidates who were chief executive officers. A slate of candidates was identified, including Mr. Zillmer, and referred to our Governance Committee and Chief Executive Officer. Mr. Zillmer was subsequently interviewed by the Chair of the Governance Committee and certain other directors, including our Chief Executive Officer. Mr. Zillmer was then recommended by the Governance Committee to the full Board as a director nominee. In February 2006, the Board included Mr. Zillmer on the slate of nominees for election in Class II for a term expiring at the 2009 Annual Meeting and, as such, he is included in the group of nominees for election at this Annual Meeting. See "Proposal to Elect Directors" in this Proxy Statement.

SECURITY OWNERSHIP

Certain Beneficial Owners — The following table sets forth information as to entities which have reported to the Securities and Exchange Commission ("SEC") or have advised us that they are a "beneficial owner," as defined by the SEC's rules and regulations, of more than 5% of our outstanding Common Stock.

		Amount and Nature of Beneficial Ownership
Title of Class	Name and Address of Beneficial Owner			Percent of Class(1)

Common	Henkel KGaA 67 Henkelstrasse 40191 Düsseldorf Germany	43,359,224	(2)	17.1%
Common	Henkel Corporation 2200 Renaissance Blvd., Suite 200 The Triad Gulph Mills, PA 19406	29,333,328	(3)	11.6%
(1)
The percent of class is based on the number of voting shares outstanding as of March 14, 2006.

(2)
As last reported to the SEC by Henkel KGaA on a Form 4 filed September 22, 2005. Henkel KGaA is a partnership limited by shares organized under the laws of Germany. The Company understands that the majority of the voting stock of Henkel KGaA is controlled by the members of the Henkel family. Shares of our Common Stock beneficially owned by Henkel KGaA are subject to an agreement containing certain restrictions pertaining to, among other things, maximum shareholding, transfer and voting rights. For a description of the agreement, see the information found at page 12 under the heading "Stockholder Agreement."

(3)
As last reported to the SEC by Henkel Corporation on a Form 3 filed January 10, 2005. Henkel Corporation, a Delaware corporation, is an indirect, wholly-owned subsidiary of Henkel KGaA. Shares of our Common Stock beneficially owned by Henkel Corporation are bound by the terms of the agreement between the Company and Henkel KGaA described at page 12 under the heading "Stockholder Agreement."

Executive Officers and Directors — In general, "beneficial ownership" includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days. On March 14, 2006, our current executive officers and directors owned, in the aggregate, 6,151,279 shares of Common Stock constituting approximately 2.4% of our shares outstanding. As required by SEC disclosure rules, "shares outstanding" for this purpose includes options exercisable within 60 days. The detail of beneficial ownership is set forth in the following table.

Our non-management directors also have interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan. The stock units are Common Stock equivalents. The stock units are credited to a deferred stock unit account and will be paid in the form of Common Stock after a director leaves the Board. Although the stock units may not be voted or transferred, they are shown in the table below because they represent part of the total economic interest of the directors in our Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Stock Units	Total	Percentage of Outstanding Shares Beneficially Owned

Douglas M. Baker	712,123	(1)(2)	0	712,049	*
Steven L. Fritze	360,862	(1)(2)	0	360,833	*
James A. Miller	177,683	(1)(2)	0	177,650	*
Lawrence T. Bell	473,909	(1)(2)	0	473,877	*
Leslie S. Biller	89,653	(2)	20,731	110,384	*
Richard U. De Schutter	17,950	(2)	1,265	19,215	*
Jerry A. Grundhofer	56,900	(2)	19,765	76,665	*
Stefan Hamelmann	34,100	(2)	4,904	39,004	*
Joel W. Johnson	102,497	(2)	22,019	124,516	*
Ulrich Lehner	34,100	(2)	4,904	39,004	*
Jerry W. Levin	138,305	(2)	20,401	158,706	*
Robert L. Lumpkins	78,251	(2)	9,693	87,944	*
Beth M. Pritchard	17,950	(2)	4,049	21,999	*
Kasper Rorsted	0		888	888	*
Allan L. Schuman	2,904,021	(2)	0	2,904,021	1.1%
John J. Zillmer	0		0	0	*
Current Directors and Executive Officers as a Group (24 persons)	6,151,279	(3)	—	—	2.4%
*
Indicates beneficial ownership of less than 1% of our outstanding Common Stock.

(1)
Includes the following shares held by officers in the Ecolab Savings Plan and ESOP as of the last Plan report: Mr. Baker, 8,330; Mr. Fritze, 21,112; Mr. Miller, 1,273; and Mr. Bell, 14,919.

(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 14, 2006: Mr. Baker, 664,981; Mr. Fritze, 338,066; Mr. Miller, 171,366; Mr. Bell, 346,276; Mr. Biller, 64,749; Mr. De Schutter, 15,950; Mr. Grundhofer, 51,700; Mr. Hamelmann, 34,100; Mr. Johnson, 84,113; Mr. Lehner, 34,100; Mr. Levin, 73,347; Mr. Lumpkins, 77,408; Ms. Pritchard, 15,950; Mr. Rorsted, 0; Mr. Schuman, 2,311,162; and Mr. Zillmer, 0.

(3)
Includes 5,314 shares held by or on behalf of family members of certain directors or executive officers, 2,000 shares held in trusts over which certain directors or executive officers have shared voting authority and/or shared power of disposition, 79,252 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports, and 2,396,656 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 14, 2006, by the exercise of Company-granted stock options.

BOARD OF DIRECTORS

Board Structure — The business and affairs of our Company are managed under the overall direction of the Board of Directors. Under our Restated Certificate of Incorporation, the number of directors is determined exclusively by the Board. Currently, the Board has fixed the number of directors at 12. Under our Corporate Governance Principles, the optimal size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background.

Pursuant to our agreement with Henkel KGaA ("Henkel") described at page 12 under the heading "Stockholder Agreement," Henkel is entitled to designate a number of persons to be nominated for election to our Board of Directors proportionate to Henkel's shareholding in the Company, rounded down to the nearest whole number. As of March 14, 2006, Henkel beneficially owned approximately 28.7% of our outstanding Common Stock and was accordingly entitled to designate three directors. Messrs. Stefan Hamelmann, Ulrich Lehner and Kasper Rorsted have been elected to the Board pursuant to designation by Henkel.

There were six meetings of the Board of Directors during the year ended December 31, 2005. Each director attended at least 75% of all Board meetings and meetings held by all Committees on which he or she served. Overall attendance at Board and Committee meetings was 96%. Directors are expected, but are not required, to attend our Annual Meeting of Stockholders. All directors attended last year's Annual Meeting.

The Board has appointed a Presiding Director to lead non-management directors during executive sessions of the Board. Currently, the Chair of the Governance Committee serves as the Presiding Director.

Board Committees — Our By-Laws permit the Board of Directors to designate Committees, each comprised of three or more directors, to assist the Board in carrying out its duties. The Board annually reviews its Committee structure as well as the Charter and composition of each Committee and makes modifications as necessary. The Board believes its current Committee structure, comprised of standing Audit, Compensation, Finance and Governance Committees, is appropriate. The Charters of these Committees are attached as Appendix B (i), (ii), (iii) and (iv), respectively, to this Proxy Statement and are available on our website at www.ecolab.com/investor/governance. The Charters were last amended and approved by the Board in May 2005. The separately designated standing Audit Committee meets the requirements of Section 3(a)(58)(A) of the Exchange Act. The members of the Audit, Compensation and Governance Committees meet the "independence" and other requirements established by the rules and regulations of the SEC, the Internal Revenue Code of 1986, as amended (the "IRS Code"), the New York Stock Exchange, the Pacific Exchange, and our Board, as applicable.

  •
  Audit Committee — The Committee members during 2005 were Messrs. Howard (Chairman), De Schutter, Johnson (Vice Chairman) and Lumpkins. Mr. James J. Howard, a director since 1991, retired from the Board in February 2006 under the Company's age 70 retirement policy for directors, at which time Mr. Johnson became Chairman of the Committee. The Committee met nine times during the past year, including at (i) five regularly scheduled meetings, (ii) one special meeting to discuss our fourth quarter and full-year 2004 results, and (iii) three special meetings to discuss our MD&A and other quarterly financial disclosures prior to each of our 2005 Form 10-Qs being filed with the SEC. In addition, the Committee Chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement for the first three calendar quarters of 2005 with our Chief Financial Officer, Controller and Assistant Controller and with our independent registered public accounting firm, prior to each of our quarterly earnings announcements. The full Committee (and six of our other directors, as the full Board was invited to participate) met to discuss the financial information contained in the fourth quarter and full year 2004 earnings announcement prior to dissemination of that press release and it being furnished to the SEC on a Form 8-K in February 2005. The Form 10-K for the year ended December 31, 2004 was discussed by the Committee at its regularly scheduled February 2005 meeting.

    The Committee fulfills, and assists the Board of Directors' oversight of, its responsibilities to monitor (i) the quality and integrity of our consolidated financial statements and management's financial control of operations; (ii) the qualifications, independence and performance of the independent accountants; (iii) the role and performance of the internal audit function; and (iv) our compliance with legal and regulatory requirements. The Committee meets regularly and privately with our management and internal auditors, and with our independent registered public accounting firm, PricewaterhouseCoopers LLP.

    A report of the Audit Committee is found under the heading "Audit Committee Report" on page 28.

    The Board of Directors has determined that each member of the Audit Committee is "independent" and meets the independence and other requirements of Sections 303A.02 and 303A.07(a) of the listing standards of the New York Stock Exchange, and Rule 10A-3 under the Exchange Act, as well as of the Pacifice Exchange and of our Board. The Board has also determined that each member of the Committee is an "audit committee financial expert" under the SEC's rules and should be so designated. Further, the Board has determined, in its business judgment, that each member of the Committee has "accounting and related financial management expertise" and is "financially literate" under the New York Stock Exchange's listing standards.

  •
  Compensation Committee — The Compensation Committee members are Messrs. Biller (Chairman), De Schutter, Grundhofer, Johnson (Vice Chairman) and Levin. The Committee met five times during the past year. The Committee is composed entirely of independent directors. The principal functions of this Committee are to (i) review and recommend to the Board with respect to the establishment, amendment and administration of any compensation plans, benefits plans, severance arrangements and long-term incentive for directors, and any executive officers (including the CEO) or other employees; (ii) review and approve our overall compensation policy and annual executive salary plan, including CEO compensation; and (iii) administer our director stock option and deferred compensation plans and executive and employee stock incentive, stock purchase plans, and cash incentive programs.

    To assist the Committee in the design and review of executive compensation programs, the Board has selected and retained Frederick W. Cook & Co., Inc., an independent compensation consulting firm, which reports directly to the Committee. A report by the Committee on executive compensation is located on pages 19 through 21.

    The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the SEC (including Rule 16b-3), the New York Stock Exchange, the Pacific Exchange, Section 162(m) of the IRS Code, and of our Board.

  •
  Finance Committee — The current Finance Committee members are Ms. Pritchard (Vice Chair) and Messrs. Krautter, Lehner and Lumpkins (Chairman). Formerly, Mr. Howard also served on the Committee until his retirement from the Board in February 2006. The Committee met five times during the past year. The principal functions of this Committee are to review and make recommendations to the Board concerning (i) management's financial and tax policies and standards; (ii) our financing requirements, including the evaluation of management's proposals concerning funding to meet such requirements; (iii) dividends; (iv) our capital expenditure budget; and (v) adequacy of insurance coverage. The Committee also evaluates specific acquisition, divestiture and capital expenditure projects from a financial standpoint. The Committee monitors our investor relations program and oversees a management committee which is charged with monitoring the performance of trust assets held in our benefit plans.

  •
  Governance Committee — The Governance Committee members are Ms. Pritchard and Messrs. Biller, Grundhofer (Vice Chairman) and Levin (Chairman). The Committee met five times during the past year. Certain functions of the Governance Committee are described on page 4 of this Proxy Statement under the heading "Director Nomination Process." In addition, the principal functions of this Committee include: (i) lead the annual review of Board performance and effectiveness; (ii) review the Board's organizational structure and operations, including a presiding director(s) for executive sessions of non-management directors, and its relationship to senior management; (iii) review issues of senior management succession; (iv) lead the annual Chief Executive Officer performance review and oversee the evaluation process for senior management; (v) review Certificate of Incorporation, By-Law or stockholder rights plan issues or changes in fundamental corporate charter provisions; (vi) review various corporate governance matters (including any necessary modifications to the Corporate Governance Principles); (vii) receive reports from management with regard to relevant social responsibility issues and report to the Board as appropriate; (viii) review the Corporation's efforts to achieve its affirmative action and diversity goals; (ix) review the Corporation's environmental practices, including compliance with The Ecolab Environmental Principles; (x) review director orientation, training and continuing education; and (xi) undertake special projects which do not fall within the jurisdiction of other committees of the Board.

    The Board of Directors has determined that each member of the Governance Committee meets the "independence" requirements of the SEC, the New York Stock Exchange, the Pacific Exchange and of our Board.

Director Compensation — For 2005, members of the Board of Directors who are not employees of the Company received annual compensation valued at $135,000 as follows:

  •
  an annual retainer of $55,000;

  •
  $25,000 annually in the form of stock units (which are described under the heading "Security Ownership—Executive Officers and Directors" on page 6); and

  •
  stock options having an economic value of $55,000.

For 2006, the annual retainer was fixed at $60,000 and the annual stock unit compensation was fixed at one-half of the retainer amount (or $30,000).

Chairs of the Board's Compensation, Finance and Governance Committees each receive an additional fee of $6,000 per year. The Chair of the Audit Committee receives $11,000 per annum. All reasonable travel, telephone and other expenses incurred by directors on behalf of Ecolab are reimbursable.

Under the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the "2001 Plan"), non-employee directors may elect to defer some, or all, of the cash portion of their director's fees until cessation of Board service. Deferred amounts either earn interest at market rates or are invested in the stock unit account at the election of the director. Quarterly dividend equivalents are accrued on deferred stock units balances. Upon cessation of Board service, deferred amounts (whether in the interest-bearing account or in the stock unit account) are paid in a lump sum or in equal installments to a maximum of ten years as elected by the director. Amounts deferred after January 1, 2005 must be paid in a lump sum. Formerly, the 2001 Plan permitted non-employee directors to elect to convert their cash compensation and their annual stock unit compensation into elective stock options. The 2001 Plan was amended to eliminate the feature of converting cash and/or stock unit compensation into elective stock options with effect for deferral election periods on and after May 1, 2004.

Commencing in 2001, the options granted to directors under the 2001 Plan may be transferred to defined family members or legal entities established for their benefit, and, with respect to options granted through May 2004, provide for a one-time automatic grant of a reload stock option if the optionee exercises the original stock option by tendering shares of previously owned Common Stock of the Company. The reload stock option is for the same number of shares tendered to exercise the original stock option and the number of shares required to be withheld to satisfy minimum statutory tax obligations, has an exercise price equal to the fair market value of the Company's Common Stock on the reload grant date, and is immediately exercisable at any time during the remaining exercise term of the original stock option. The reload feature for future option grants was eliminated under the 2001 Plan as amended effective May 2004. The beneficial ownership table on page 7 includes stock units outstanding on March 14, 2006 and shares which could be purchased under Company granted stock options (annual and reloads) within 60 days from March 14, 2006. See "Security Ownership—Executive Officers and Directors."

Mr. Allan L. Schuman, Chairman of the Board, is compensated pursuant to the terms of transition arrangements dated February 28, 2004, as amended, relating to Mr. Schuman's retirement as our Chief Executive Officer in 2004, following 47 years of service to Ecolab. Mr. Schuman, who has announced his retirement from the Board effective at the Annual Meeting, was paid $500,000 in 2005 for serving as Chairman and will receive $208,000 in 2006 for such service until the Annual Meeting. Mr. Schuman also consults with the Company under a ten-year arrangement, in consideration for which the Company (i) provides him with a leased vehicle, (ii) reimburses him for his costs in setting up and maintaining an office, (iii) reimburses him for his reasonable consulting-related expenses, and (iv) provides him with financial planning services and annual physical exams.

DIRECTOR INDEPENDENCE STANDARDS AND DETERMINATIONS

"Independence" Standards — Pursuant to the Board of Directors' policy, a director is not independent if:

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  the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;

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  the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  •
  (i) the director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time;

  •
  the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee; or

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  the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of such other company's consolidated gross revenues.

"Independence" Determinations — In February 2006, the Governance Committee undertook a review of director independence by examining the nature and magnitude of transactions and relationships during 2005, 2004 and 2003 between each director (or any member of his or her immediate family or the company he or she is employed by and its subsidiaries and affiliates) and Ecolab, its subsidiaries and affiliates, including those reported below under "Stockholder Agreement" and "Related Party Transactions" with respect to Henkel's designees to our Board (Messrs. Hamelmann, Lehner and Rorsted). Appropriate scrutiny is given to any situation which could be reasonably considered a material relationship. Both the existence and nature of the relationship are considered. The relationships include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Ecolab also endeavors to identify, quantify and evaluate ordinary course commercial transactions between Ecolab and any company that employs a director, including subsidiaries and affiliates of the company. The Board's Governance Committee has reviewed the following immaterial transactions between certain directors' companies and Ecolab, and determined that none of the transactions exceeds the Board's categorical "independence" standards described above, or adversely affects the director's "independence" status.

  •
  Robert L. Lumpkins, a director, is the Vice Chairman of Cargill, Inc., a global agricultural, food, financial and industrial products company. Mr. Lumpkins is also Chairman of the Board of The Mosaic Company, a producer of crop nutrients and specialty fertilizers. During 2005, Ecolab's sales to Cargill and its affiliates were approximately $12,810,000, which represented less than 0.3% of Ecolab's consolidated net revenues in 2005. In addition, Ecolab purchased products and services in the amount of approximately $1,070,000 from Cargill and its affiliates, which represented less than 0.002% of Cargill's consolidated net revenues in 2005. During 2005, Ecolab's sales to Mosaic and its affiliates were approximately $7,000 which represented less than 0.0002% of Ecolab's consolidated net revenues in 2005. Ecolab believes all sales to and purchases from Cargill and Mosaic during 2005, 2004 and 2003 were made in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

  •
  Joel W. Johnson, a director, is the Chairman of the Board and retired Chief Executive Officer of Hormel Foods Corporation, a multinational manufacturer and marketer of consumer-branded meat and food products. During 2005, Ecolab's sales to Hormel and its affiliates were approximately $1,546,000, which represented less than 0.04% of Ecolab's consolidated net revenues in 2005. Ecolab believes all sales to Hormel were made in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

  •
  Jerry A. Grundhofer, a director, is the Chairman of the Board and Chief Executive Officer of U.S. Bancorp, a financial services holding company. During 2005, Ecolab provided services to U.S. Bancorp and its affiliates of approximately $7,000, which represented less than 0.0002% of Ecolab's consolidated net revenues in 2005. In addition, Ecolab purchased services in the amount of approximately $153,000 from U.S. Bancorp and its affiliates, which represented less than 0.002% of U.S. Bancorp consolidated net revenues in 2005. Ecolab believes all sales to and purchases from U.S. Bancorp were in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

Based on the review of the Governance Committee, the Board of Directors has determined that, with the exception of the directors named below, each of the current directors, including those on the slate of nominees for election to the Board at this year's Annual Meeting, is "independent" and meets the independence and other requirements of the listing standards of the New York Stock Exchange and the Pacific Exchange, the rules and regulations of the SEC, applicable law, and the Board's "independence" standards.

Non-independent Director	Capacity

Douglas M. Baker, Jr.	Insider (President and Chief Executive Officer)
Stefan Hamelmann	Affiliated Outsider (Designee of Henkel KGaA)
Ulrich Lehner	Affiliated Outsider (Designee of Henkel KGaA)
Kasper Rorsted	Affiliated Outsider (Designee of Henkel KGaA)
Allan L. Schuman	Insider (Chairman of the Board and retired CEO)

In view of the materiality of the relationships, arrangements and transactions between Ecolab and Henkel, including the Stockholder Agreement and Related Party Transactions described below, the Board has determined that Henkel's designees to our Board (Messrs. Hamelmann, Lehner and Rorsted) are not "independent."

Stockholder Agreement — In a filing with the SEC, Henkel KGaA reported that it and an affiliate of Henkel owned 72,692,552 shares of our Common Stock as set forth in the table of "Security Ownership—Certain Beneficial Owners" located on page 6.

Henkel's equity ownership in the Company is subject to an agreement ("Stockholder's Agreement") containing certain restrictions pertaining to, among other things, Henkel's acquisition, transfer and voting rights of our Common Stock. Generally, the Stockholder's Agreement terminates when Henkel owns less than two percent of our voting shares. Pursuant to the Stockholder's Agreement, Henkel is precluded from acquiring more than 35% of our outstanding Common Stock or from acting, alone or in concert with others, to control or influence the Company.

Henkel may sell its shares of our Common Stock under certain conditions specified in the Stockholder's Agreement, subject to our right of first refusal. Any disposition by Henkel of any shares of our Common Stock would be effected in an orderly manner in accordance with the Stockholder's Agreement, including our right of first refusal.

Henkel has agreed to vote its shares in the case of election of our directors, certain stockholder proposals, compensation and certain matters pertaining to the independent publicly traded nature of the Company, in accordance with the recommendations or directions of our Board. In all other cases, except with respect to certain "strategic transactions," Henkel may vote, at its option, either in accordance with the recommendation of our Board or pro rata in the same manner and proportion that votes of our stockholders (other than Henkel and our officers or directors) have been cast. Any vote with respect to "strategic transactions," (for example a disposition, recapitalization, liquidation or consolidation of the Company or other transactions which could reasonably be expected to have a material effect upon Henkel's investment in our Common Stock) may be cast at Henkel's sole discretion. Henkel also is entitled to designate nominees for election to our Board of Directors proportionate to the percentage of its holding of our voting securities (rounded down to the nearest whole number). Currently, Henkel has designated three of our directors. Those directors are Messrs. Stefan Hamelmann, Ulrich Lehner and Kasper Rorsted. Further information concerning Henkel directorships is found on page 14 under the heading "Proposal to Elect Directors."

In addition, the Stockholder's Agreement provides that beginning in 2011 Henkel will be permitted to make proposals to our Board of Directors to acquire all, but not less than all, of our outstanding voting shares at certain times, and under terms and conditions set forth in the Stockholder's Agreement.

Related Party Transactions — On November 30, 2001, we acquired the 50% of the Henkel-Ecolab joint venture ("Henkel-Ecolab") which we did not already own, from our joint venture partner, Henkel, for a purchase price of approximately €483,500,000, or approximately $432,700,000 at November 30, 2001 exchange rates, plus $6,500,000 of direct transaction related expenses ("Purchase Price"). As of February 28, 2006, in connection with the acquisition, we had an outstanding claim for indemnification from Henkel for certain liabilities which, in the aggregate, amounted to €1,475,000, or approximately $1,780,000 at February 2006 exchange rates. The acquisition is referred to herein as the "Transaction."

As a part of the Transaction, Henkel agreed to continue for up to two years, subject to mutually agreed year-to-year extensions, to provide to our European businesses certain services and products which Henkel previously provided to Henkel-Ecolab prior to the Transaction on financial and other terms substantially similar to those in place prior to the closing of the Transaction. These include leased office space; certain accounting, finance, payroll, human resources, information and other administrative services; and contract manufacturing and supply agreements.

Pursuant to an Intellectual Property Agreement entered into in connection with the Transaction: (i) Henkel transferred certain trademarks and patents used by Henkel-Ecolab to us and we granted a perpetual royalty-free license back to Henkel to use such transferred intellectual property outside of the cleaning and sanitizing field; and (ii) Henkel granted a perpetual (in a limited number of cases, the license for certain trademarks is limited to five years) royalty-free license to us to use certain other trademarks, patents and technology used by Henkel-Ecolab which were not transferred to us.

In connection with the Transaction, Ecolab and Henkel also entered into an Environmental Agreement dated December 7, 2000 under which Henkel agreed to indemnify Ecolab for certain environmental liabilities associated with the former Henkel-Ecolab. Reimbursement from Henkel has been requested for €42,785 (or approximately $52,000) spent for such environmental liabilities prior to December 31, 2005.

During 2005, 2004 and 2003, we sold products and services in the amounts of approximately $3,574,000, $3,222,000 and $3,426,000, respectively, to Henkel and its affiliates, and purchased products and services in the amounts of approximately $65,279,000, $70,946,000 and $71,265,000, respectively, from Henkel and its affiliates. Ecolab believes its sales to and purchases from Henkel were made in the ordinary course, at arm's length, and at prices and on terms customarily available. The payments for products and services include amounts paid to Henkel and its affiliates for administrative services and for products under supply arrangements by our affiliates in approximately 25 countries outside of Europe where we formerly acquired industrial and institutional cleaning and sanitizing businesses from Henkel.

PROPOSAL TO ELECT DIRECTORS

Our Board of Directors is divided into three classes. The members of each class are elected to serve a three-year term with the terms of office of each class ending in successive years. The Board of Directors currently consists of 12 members.

Pursuant to the agreement between us and Henkel KGaA described at page 12 under the heading "Stockholder Agreement," Henkel is entitled to designate a number of persons to be nominated for election to our Board of Directors proportionate to Henkel's shareholding in the Company rounded down to the nearest whole number. As of March 14, 2006, Henkel beneficially owned approximately 28.7% of our outstanding Common Stock and was accordingly entitled to designate three directors. Messrs. Stefan Hamelmann, Ulrich Lehner and Kasper Rorsted have been elected to the Board pursuant to designation by Henkel.

The term of current Class II Directors, including Mr. Allan L. Schuman, expires with this Annual Meeting of Stockholders. Mr. Schuman, a director since 1991, will retire from the Board as of the Annual Meeting. Pursuant to the recommendation of the Governance Committee, Messrs. Biller, Grundhofer, Rorsted and Zillmer were nominated by the Board of Directors for election as Class II Directors. Class II Directors being elected at the current Annual Meeting will serve until the 2009 Annual Meeting expected to be held in May 2009. The directors of Class I and Class III will continue in office. The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected. The Board of Directors recommends a vote FOR the election of the four nominees named in this Proxy Statement.

The following information with regard to business experience has been furnished by the respective directors or nominees or obtained from our records.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS—CLASS II
(FOR A TERM ENDING 2009)

LESLIE S. BILLER,  age 58.

Chief Executive Officer of Greendale Capital, LLC, a private investment and consultive company. Chairman of the Compensation Committee and member of the Governance Committee.

After holding various positions with Citicorp and Bank of America, Mr. Biller joined Norwest Corporation in 1987 as Executive Vice President in charge of strategic planning and acquisitions for Norwest Banking. Appointed Executive Vice President in charge of South Central Community Banking in 1990. He served as President and Chief Operating Officer of Norwest Corporation from February 1997 until its merger with Wells Fargo & Company in November 1998. Mr. Biller retired as Vice Chairman and Chief Operating Officer of Wells Fargo & Company in October 2002. Director of PG&E Corporation and Pacific Gas and Electric Company. Also a director of Knowledge Schools Inc.

JERRY A. GRUNDHOFER,  age 61.

Chairman of the Board and Chief Executive Officer of U.S. Bancorp, a financial services holding company. Director of Ecolab since 1999. Vice Chairman of the Governance Committee and member of the Compensation Committee.

Following an extensive career in the commercial banking industry, including serving as Vice Chairman of the Board of BankAmerica Corporation, Mr. Grundhofer joined Star Banc Corporation as President and Chief Executive Officer in 1993, assuming the Chairman post in December 1993. In November 1998, Star Banc merged with Firstar Corporation and he assumed the position of President and Chief Executive Officer of Firstar Corporation. In February 2001, following a merger of Firstar Corporation and U.S. Bancorp, Mr. Grundhofer was named President and CEO of U.S. Bancorp and added the position of Chairman of the Board in January 2003. Director of U.S. Bancorp and The Midland Company.

KASPER RORSTED,  age 44.

Executive Vice President for Human Resources, IT and Logistics & Purchasing of Henkel KGaA, Düsseldorf, Germany, a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since August 2005. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found on page 14 under the heading "Proposal to Elect Directors"). Member of the Finance Committee.

Prior to joining Henkel, Mr. Rorsted served as Senior Vice President and General Manager, Europe, Middle East and Africa for Hewlett Packard following its merger with Compaq. Mr. Rorsted held various other senior management positions with Compaq since 1995 and has previous experience with Oracle, Digital and Ericsson. Member of the Supervisory Board of Cable & Wireless, plc.

JOHN J. ZILLMER,  age 50

Chairman of the Board of Directors and Chief Executive Officer of Allied Waste Industries, Inc., a solid waste management company. Nominee for election to the Board.

Mr. Zillmer has served as Chairman and Chief Executive Officer of Allied Waste Industries since May 2005. Prior to joining Allied Waste, Mr. Zillmer spent thirty years in the managed services industry, most recently as Executive Vice President of ARAMARK Corporation, a provider of food, uniform and support services. During his eighteen-year career with ARAMARK, Mr. Zillmer served as President of ARAMARK's Business Services division, the International division and the Food and Support Services group. Prior to joining ARAMARK, Mr. Zillmer was employed by Szabo Food Services until Szabo was acquired by ARAMARK in 1986. Director of Allied Waste Industries, Inc., Pathmark Stores, Inc. and United Stationers, Inc.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS III
(FOR A TERM ENDING 2007)

RICHARD U. DE SCHUTTER,  age 65.

Retired Chairman and Chief Executive Officer of DuPont Pharmaceutical Company, a drug manufacturer formerly based in Wilmington, Delaware. Director of Ecolab since 2004. Member of the Audit and Compensation Committees.

Following a 35-year career at Monsanto Company where he last served as Vice Chairman and Chief Administrative Officer, Mr. De Schutter transitioned to Pharmacia Corporation, a drug manufacturer created through merger of Monsanto, Pharmacia & Upjohn, in 2000 as Chief Administrative Officer and Director. In 2000, Mr. De Schutter joined Dupont Pharmaceutical Company as Chairman and Chief Executive Officer, serving until the 2001 sale of the company to Bristol Myers-Squib. Mr. De Schutter is a director of Incyte Corporation, Smith & Nephew plc and Varian, Inc.

JOEL W. JOHNSON,  age 62.

Chairman of the Board and retired Chief Executive Officer of Hormel Foods Corporation, a processor and marketer of meat and food products. Director of Ecolab since 1996. Vice Chairman of the Compensation Committee and of the Audit Committee.

Following an extensive career at General Foods Corporation, Mr. Johnson joined Hormel Foods Corporation in 1991 as Executive Vice President—Sales & Marketing. Advanced to President in 1992, Chief Operating Officer and Chief Executive Officer in 1993 and Chairman of the Board in 1995. Director of Hormel Foods Corporation, the Meredith Corporation and U.S. Bancorp. Also a director of The Hormel Foundation and the Board of Trustees of Hamilton College.

ULRICH LEHNER,  age 59.

President and Chief Executive Officer of Henkel KGaA, Düsseldorf, Germany, a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since 2001. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found on page 14 under the heading "Proposal to Elect Directors"). Member of the Finance Committee.

Mr. Lehner joined Henkel KGaA in 1981 and, following three years at Fried Krupp GmbH serving as Head of Controlling Department, returned to Henkel in 1986 as Head of Accounting/Taxes. Named Corporate Vice President, Finance/Controlling in 1994 and promoted to Executive Vice President, Finance/Logistics in 1995. Elected to his current position of President and Chief Executive Officer in May 2000. Director of Novartis AG. Member of the Supervisory Boards of E.ON AG and HSBC Trinkaus & Burkhardt KGaA. Mr. Lehner also serves as Chairman of the Management Board of Henkel KGaA. He lectures as a Professor at the University of Münster, Germany.

BETH M. PRITCHARD,  age 59.

Former President and Chief Executive Officer of Organized Living, Inc., a national retailer of storage products which in May 2005 filed a reorganization petition under Chapter 11 of the federal bankruptcy code and subsequently was liquidated. Director of Ecolab since 2004. Vice Chair of the Finance Committee and member of the Governance Committee.

Ms. Pritchard served as President and Chief Executive Officer of Organized Living from January 2004 to May 2005. From 1991 to 2003, Ms. Pritchard was an executive with Limited Brands, Inc., a specialty retailer, most recently serving as President and Chief Executive Officer of Bath & Body Works, and as Chief Executive Officer of The White Barn Candle Company. From 1971 to 1991, Ms. Pritchard held various marketing and management positions at S.C. Johnson & Son, Inc., last as Vice President Insect Control Division. Director of Borders Group, Inc. and Albertson's, Inc.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS I
(FOR A TERM ENDING 2008)

DOUGLAS M. BAKER, JR.,  age 47.

President and Chief Executive Officer of Ecolab. Director of Ecolab since February 2004.

Prior to joining Ecolab in 1989, Mr. Baker was employed by The Procter & Gamble Company in various marketing and management positions. At Ecolab, Mr. Baker held various leadership positions within the Institutional, Kay and European operations. Mr. Baker was named Ecolab's President and Chief Operating Officer in August 2002, was promoted to President and Chief Executive Officer in July 2004, and is expected to be elected Chairman of the Board effective May 12, 2006.

STEFAN HAMELMANN,  age 42.

Owner of Franz Hamelmann Baugesellschaft GmbH and Franz Hamelmann Projekt GmbH, privately held construction and development companies. Member of the Henkel family which controls Henkel KGaA, Düsseldorf, Germany, a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since 2001. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found on page 14 under the heading "Proposal to Elect Directors").

Mr. Hamelmann became a partner at Franz Hamelmann Baugesellschaft GmbH in 1993, serving as sole proprietor since 1997. Appointed as a guest member of the Shareholders' Committee of Henkel KGaA in 1997. Elected to the Henkel Shareholders' Committee in May 1999.

JERRY W. LEVIN,  age 61.

Chairman of JW Levin Partners LLC, a private investment and advisory firm. Director of Ecolab since 1992. Chairman of the Governance Committee and member of the Compensation Committee.

Mr. Levin served in a number of senior executive positions with The Pillsbury Company from 1974 through 1989. In 1989, joined MacAndrews & Forbes Holdings, Inc. which controlled Revlon, Inc. and The Coleman Company, among other companies. From 1989 through 1997, Mr. Levin served in various capacities at the Coleman Company, Inc., Revlon, Inc., Revlon Consumer Products Corporation and the Cosmetic Center, Inc., including as Chairman and/or Chief Executive Officer. Mr. Levin served as Chairman and Chief Executive Officer of American Household, Inc. (formerly known as Sunbeam Corporation) from 1998 to 2005. In February 2001, Sunbeam Corporation voluntarily filed a petition under Chapter 11 of the federal bankruptcy code, and emerged in December 2002 as American Household, Inc. Effective January 2005, American Household was acquired by Jarden Corporation, at which time Mr. Levin retired from the company. Director of U.S. Bancorp.

ROBERT L. LUMPKINS,  age 62.

Vice Chairman of Cargill, Incorporated, a privately held international marketer, processor and distributor of agricultural, food, financial and industrial products. Director of Ecolab since 1999. Chairman of the Finance Committee and member of the Audit Committee.

Mr. Lumpkins joined Cargill in 1968 and served in various finance and managerial positions. Named President of the Financial Services Division in 1983 and Chief Financial Officer for Cargill Europe, Limited in 1988. Appointed Chief Financial Officer of Cargill in 1989 and elected to Cargill's Board of Directors in 1991. Elected Vice Chairman of Cargill in 1995. Director of Cargill, Incorporated and Chairman of the Board of The Mosaic Company. Also a director of WhereNet Corporation and serves as a trustee of Howard University, and as a member of the Advisory Council of the Notre Dame College of Science.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") is composed solely of independent directors. The Committee is responsible for the overall executive compensation program and reviews each component no less than annually to maintain alignment with the Company's goals and philosophy. The Company's management and independent compensation consultants provide competitive data and assistance to help the Committee carry out its responsibilities. The Committee meets at regularly scheduled executive sessions. In addition to the regularly scheduled meetings, the Chairman of the Committee, management and, as pertinent, the independent compensation consultants hold pre-board preparation telephone conferences. The Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1,000,000 deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of the Company and its stockholders.

Philosophy — The Committee uses compensation to help communicate desired business results to executives and to influence them to make decisions to produce those results. The program must be competitive to attract, retain and motivate executives, and it must reinforce and complement sound management practices. In addition, the executives' interests must be effectively aligned with those of our stockholders and, to this end, the Committee developed executive stock ownership guidelines in 1990 to ensure that executives accumulate a significant ownership stake and are vested in maximizing long-term stockholder returns. The ownership guideline for the Chief Executive Officer is 5 times base salary, and range from 3 times base salary to 1 times base salary for all other executive officers depending on their level in the organization.

The principal components of the executive compensation program consist of base salary, annual incentives under the Management Incentive Plan or Management Performance Incentive Plan, and long-term incentives in the form of annual stock option awards and selective grants of restricted stock in connection with promotions and recruitment and retention purposes. The Company also provides special benefits to executives in the form of nonqualified savings and retirement plans and a change in control severance policy described elsewhere in this proxy statement, and perquisites in the form of supplemental life and disability insurance, Company automobile, financial counseling, physical examinations and, for the Chief Executive Officer, club memberships and personal use of private aircraft. The Company's philosophy is to position the aggregate of these components at a level that is commensurate with the Company's size and performance relative to a broad range of general industry manufacturing and service companies, which is generally the size-adjusted median of these competitive benchmarks. The Committee periodically reviews the reasonableness of total compensation levels and mix using public information from comparator company proxy statements and survey information from credible third-party general industry surveys.

Base Salary — The Committee reviews base salaries for corporate officers, including the Named Executive Officers, on an annual basis in light of relevant market data and individual performance to determine whether an increase is appropriate. For the most recent fiscal year, base salary increases for corporate officers other than the Chief Executive Officer averaged 4.3%, excluding promotions.

Management Incentive Plan (MIP) / Management Performance Incentive Plan (MPIP) — The MIP is a cash-based annual incentive plan that focuses executives' attention on achieving competitive annual business goals. The Committee, with input from management, sets specific performance goals at the beginning of each year and communicates them to the Company's executives. A mix of corporate, business unit and individual goals is used to foster cross-divisional cooperation and to assure that executives have a reasonable measure of control over the factors affecting their awards. For the most recent fiscal year, performance goals were based principally on diluted earnings per share and business unit operating income and revenue goals, with the relative weighting of these goals varying by executive position. Target award opportunities for corporate officers including the Named Executive Officers other than the Chief Executive Officer ranged from 35% to 55% of base salary, with threshold and maximum award opportunities at 40% and 200% of target opportunities, respectively. Based on overall Company, business unit and individual performance for the most recent fiscal year, actual award payments for corporate officers, including the Named Executive Officers other than the Chief Executive Officer, ranged from 108% to 180% of target opportunities.

The MPIP is a stockholder approved plan that is similar to the MIP, except that it is intended to qualify for the performance-based exception to the $1,000,000 deduction limitation under Section 162(m) of the Internal Revenue Code. For the most recent fiscal year, the Committee selected the Chief Executive Officer and one other executive officer as participants in the MPIP and established a maximum award payment opportunity equal to 300% of the participants' base salary (subject to the Plan limit of $3,000,000) based on the attainment of pre-established diluted earnings per share goals. The Committee, working with management and the independent compensation consultants, also set performance goals for the Company which are in addition to the MPIP performance targets.

The Committee, in general, makes awards based strictly on the level of achievement against pre-established goals. Under the MIP, the Committee may, in its sole discretion, make awards at a level higher or lower than that determined by strict application of achievement against goals based upon such other business and individual performance criteria as the Committee determines appropriate. Under the MPIP, however, the Committee may make awards only at a level that is at or lower than the level determined by strict application of achievement against goals.

Long-Term Incentives — The Committee uses annual grants of stock options to deliver a competitive compensation package that motivates executives to make decisions that will increase the value of Company stock, thus providing an appropriate focus on the long-term growth of the Company. When executives deliver sustained superior returns to stockholders by outperforming the general industry, they can increase their own compensation accordingly.

Stock options are granted annually based on pre-established grant guidelines approved by the Committee under a stockholder approved plan with exercise prices not less than the fair market value of the Company's Common Stock on the date of grant, providing no value to the executive unless the Company's stock price increases after the grants are made. In determining the number of stock options to be awarded the Committee does not consider the amount and term of previously granted equity awards. Stock options granted during the most recent fiscal year have a 10-year exercise term and vest ratably on the first three anniversaries of the date of grant, subject to accelerated vesting in the event of certain terminations of employment, including retirement, or a defined change-in-control of the Company. Commencing August 2001, stock options granted to plan participants, including executive officers, may be transferred to defined family members or legal entities established for their benefit. Stock option grants made in 2000, 2001 and 2002 also provided for a one-time automatic grant of a reload stock option if the optionee exercises the original stock option by tendering shares of previously owned Common Stock of the Company (the reload feature was eliminated for grants subsequent to 2002). The reload stock option is for the same number of shares tendered to exercise the original stock option and the number of shares required to be withheld to satisfy minimum statutory tax obligations, has an exercise price equal to the fair market value of the Company's Common Stock on the reload grant date, and is immediately exercisable at any time during the remaining exercise term of the original stock option.

Compensation of Chief Executive Officer — Mr. Baker was promoted to the position of Chief Executive Officer on July 1, 2004. Concurrent with his promotion, Mr. Baker's base salary was increased from $550,000 to $700,000. Mr. Baker did not receive a base salary increase in 2005, his target annual incentive opportunity was increased from 75% to 90% of base salary. Mr. Baker received a stock option grant for 303,000 shares with terms and conditions consistent with those described above for other optionees.

Conclusion — The Committee believes that executive compensation policies and programs described in the report serve the interests of stockholders and the Company effectively. The various pay vehicles utilized maintain an appropriate balance between motivating achievement of short-term goals and strategically leading the Company in a direction to provide long-term success. The Committee will continue to monitor the effectiveness of the Company's total compensation program to ensure that it meets the needs of the Company.

Leslie S. Biller Richard U. De Schutter Jerry A. Grundhofer	Joel W. Johnson Jerry W. Levin

Dated: February 24, 2006

SUMMARY COMPENSATION TABLE

The following table shows cash and non-cash compensation for each of the last three years ended December 31 for the persons serving as the Company's Chief Executive Officer during the year ended December 31, 2005 and for the next four most highly-compensated executive officers who were serving in those capacities at December 31, 2005.

		Annual Compensation						Long Term Compensation Awards

Name and Principal Position	Year	Salary(1) ($)		Bonus(1,2) ($)		Other Annual Compensation(3) ($)		Restricted Stock Award(s) ($)	Securities Underlying Options (#)	All Other Compensation(4) ($)

Douglas M. Baker, Jr. President and Chief Executive Officer	2005 2004 2003	$ $ $	700,000 625,000 475,000	$ $ $	1,260,000 850,000 400,000	$ $	71,202 — 1,395	0 0 0	326,499 314,000 220,000	$ $ $	80,360 59,000 35,000
Stephen D. Newlin(5) President—Industrial Sector	2005 2004 2003	$ $ $	474,250 457,500 225,000	$ $ $	412,600 375,000 112,500	$ $ $	100,939 69,172 141,055	0 0 0	60,500 54,100 100,000	$ $ $	31,774 29,100 8,500
Steven L. Fritze Executive Vice President and Chief Financial Officer	2005 2004 2003	$ $ $	380,000 345,500 320,000	$ $ $	325,000 371,000 250,000		— — —	0 0 0	83,200 88,200 100,000	$ $ $	28,200 28,660 22,800
James A. Miller Executive Vice President—Institutional Sector	2005 2004 2003	$ $ $	315,000 303,333 286,667	$ $ $	270,000 200,000 102,900	$	— — 45,562	0 0 0	50,400 54,100 65,000	$ $ $	23,400 20,117 15,583
Lawrence T. Bell Senior Vice President, General Counsel and Secretary	2005 2004 2003	$ $ $	330,000 315,000 300,000	$ $ $	254,000 307,500 202,800		— — —	0 0 0	145,777 54,100 70,000	$ $ $	23,360 24,900 20,112
(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code, pursuant to the Company's Savings Plan and ESOP, amounts deferred under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)
Represents annual cash awards, including awards under the Company's Management Incentive Plan ("MIP") and, if applicable, the Company's Management Performance Incentive Plan ("MPIP"). The MIP and MPIP are discussed at page 19 in the "Report of the Compensation Committee on Executive Compensation."

(3)
Represents payment by the Company of certain perquisites for Messrs. Baker, Newlin and Miller, including, (i) in the case of Mr. Baker, payment of certain financial planning costs in 2005 ($26,275), (ii) in the case of Mr. Newlin, payment of certain legal fees in connection with a dispute with a former employer in 2005 ($61,378), life insurance premiums in 2004 ($18,316), certain financial planning costs in 2004 ($25,982), moving expenses in 2003 ($97,143) and relocation allowances in 2003 ($37,500), and (iii) in the case of Mr. Miller, payment of certain moving expenses in 2003 ($27,212). In addition, the Company maintains supplemental long-term disability benefits for a select group of executives, which benefits are self-funded. No specific allocation of cost is made to any named executive officer prior to the occurrence of a disability.

(4)
Amounts reported for 2005 represent: (i) the maximum matching contribution made by the Company to each of the named executive officers under the Company's defined contribution 401(k) Savings Plan and ESOP available generally to all employees in the following amounts: Mr. Baker, $8,400; Mr. Newlin, $4,700; Mr. Fritze, $8,400; Mr. Miller, $8,400; and Mr. Bell, $8,400; (ii) the matching contributions made or to be made by the Company on base salary and bonus earned in respect of 2005 which the executive elected to defer under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Baker, $70,000; Mr. Newlin, $27,074; Mr. Fritze, $19,800; Mr. Miller, $15,000; and Mr. Bell, $14,960; and (iii) a dividend paid on unvested restricted stock in 2005 to Mr. Baker ($1,960).

(5)
Mr. Newlin resigned from the Company effective February 20, 2006, at which time stock options granted in December 2005, December 2004 and August 2003 totaling 129,901 shares were forfeited.

OPTION GRANTS IN 2005

The following table shows stock options granted to the named executives. The table describes options as either "initial" or "reload." The issuance of a reload option is not a new discretionary grant by Ecolab. Rather, the issuance results from rights that were granted to the option holder as part of the initial option grant. The reload option expires on the expiration date of the initial grant.

For a description of the reload feature, see the disclosure regarding "Long-Term Incentives" located in the Report of the Compensation Committee on Executive Compensation at page 20 hereof.

Individual Grants

	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted to Employees in 2005
									Grant Date Present Value of Option Grants(2) ($)
						Exercise or Base Price ($/Sh)
Name	Initial (#)	Reload (#)	Initial	Reload				Expiration Date

Douglas M. Baker, Jr.	303,000 —	— 23,499	8.5 —%	— 11.1%		$ $	34.075 35.515	12/07/15 08/18/10	$ $	2,845,170 232,170
Stephen D. Newlin(3)	60,500	—	1.7%	—			$34.075	12/07/15		$568,095
Steven L. Fritze	83,200	—	2.3%	—			$34.075	12/07/15		$781,248
James A. Miller	50,400	—	1.4%	—			$34.075	12/07/15		$473,256
Lawrence T. Bell	50,400 — —	— 45,568 49,809	1.4 — —%	— 21.5 23.5	% %	$ $ $	34.075 32.675 32.675	12/07/15 12/06/11 08/18/10	$ $ $	473,256 392,377 428,895
(1)
In general, options granted in 2005 become exercisable cumulatively at the rate of 33, 67 and 100% on each anniversary of the date of grant and become exercisable earlier upon the holder's retirement under the Company's pension plan or upon a change in control of the Company. The options may be transferred to defined family members or legal entities established for their benefit.

For
the purpose of options granted in 2005, a change in control of the Company occurs if:

    • a person or group acquires 25% or more of the Company's outstanding voting power. However, if the acquisition was approved by the Board of Directors, then a change in control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum Company shareholdings, then a change in control occurs only upon acquisition of 50% of the Company's voting power;

    • during any 36 consecutive month period, individuals who constitute the Board on the first day of the period or any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election relating to the election of directors) whose election or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who were directors on the first day of such period (or whose election or nomination were previously so approved) shall cease for any reason to constitute at least a majority of the Board of Directors;

    • the Company engages in a merger or consolidation, other than a merger or consolidation in which the Company's voting securities immediately prior to the transaction continue to represent over 50% of the voting power of the Company or the surviving entity immediately after the transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; and

    • the Company's stockholders approve a plan of complete liquidation or the Company sells all or substantially all of the Company's assets, other than to an entity with more than 50% of its voting power owned by the Company's stockholders in substantially the same proportion as their ownership of the Company immediately prior to the sale.

(2)
The estimated value of the stock options is consistent with the assumptions Ecolab used for Statement of Financial Accounting Standards ("SFAS") 123(R) reporting during fiscal year 2005. The estimated value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant and Ecolab's stock price performance history as of the date of the grant. Key assumptions include: dividend yield; volatility; risk-free rate of return; and expected exercise period. The assumptions used in the valuation are based upon experience, and are not a forecast of future stock price or volatility, or of future dividend policy.

(3)
Mr. Newlin resigned from the Company effective February 20, 2006, at which time the stock option granted in December 2005 totaling 60,500 shares was forfeited.

AGGREGATED OPTION EXERCISES IN 2005 AND
DECEMBER 31, 2005 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(2)

Name	Shares Acquired on Exercise (#)	Value Realized(1) ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Douglas M. Baker, Jr.	49,850	$932,399	664,981	585,668	$7,074,205	$1,762,949
Stephen D. Newlin(3)	—	—	84,699	129,901	$761,589	$572,864
Steven L. Fritze	15,840	$417,562	338,066	175,334	$4,270,219	$605,499
James A. Miller	—	—	171,366	108,134	$1,966,493	$380,927
Lawrence T. Bell	134,000	$1,881,616	346,276	109,801	$3,599,368	$395,947
(1)
Represents the difference between the fair market value of Ecolab Common Stock on the exercise date and the exercise price of the option.

(2)
Represents the difference between the fair market value of Ecolab Common Stock as of December 31, 2005 and the exercise price of the option.

(3)
Mr. Newlin resigned from the Company effective February 20, 2006, at which time stock options granted in December 2005, December 2004 and August 2003 totaling 129,901 shares were forfeited.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)

The graph below compares the cumulative total shareholder return on the Company's Common Stock for the five calendar years ended December 31, 2005, with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's 500 Specialty Chemicals Index of the Standard & Poor's Global Industry Classification Standard, over the same periods (assuming the investment of $100 in the Company's Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's 500 Specialty Chemicals Index on January 1, 2001, and daily reinvestment of all dividends).

(1)
Total return calculations prepared by Standard & Poor's.

PENSION PLAN TABLE

	Combined Annual Retirement Income from the Plans with Years of Service
Average Annual Earnings During the Highest Five Continuous Years of Eligible Service
	10 Years	15 Years	20 Years	25 years	30 Years	35 Years

$ 400,000	$80,000	$120,000	$160,000	$200,000	$240,000	$240,000
500,000	100,000	150,000	200,000	250,000	300,000	300,000
600,000	120,000	180,000	240,000	300,000	360,000	360,000
700,000	140,000	210,000	280,000	350,000	420,000	420,000
800,000	160,000	240,000	320,000	400,000	480,000	480,000
900,000	180,000	270,000	360,000	450,000	540,000	540,000
1,000,000	200,000	300,000	400,000	500,000	600,000	600,000
1,100,000	220,000	330,000	440,000	550,000	660,000	660,000
1,200,000	240,000	360,000	480,000	600,000	720,000	720,000

The preceding table shows the estimated annual benefits payable under the Company's non-contributory qualified defined benefit Pension Plan, the Company's non-contributory non-qualified defined benefit Mirror Pension Plan and the Company's Supplemental Executive Retirement Plan (based upon a 15-year period certain for the supplemental retirement benefit and a straight life annuity for both the qualified and non-qualified pension benefits) following retirement at age 65 for sample covered compensation amounts and lengths of plan participation, without regard to vesting and offsets, if any, for benefits under the Savings Plan or any predecessor plans and Social Security. At the end of 15 years, payment of amounts attributable solely to the Supplemental Executive Retirement Plan cease. The amounts shown in the preceding table which are attributable to the Supplemental Executive Retirement Plan would be reduced by $11,634, which is the amount attributable to 50% of the primary Social Security annual retirement benefit, based upon 2005 maximum levels for retirement in 2005 at age 65, and by annuitized amounts presumed to be paid from the Company's matching contribution made prior to July 1, 1994 under the Company's Savings Plan and a former profit-sharing plan of the Company.

The table does not show the additional "past service benefit" provided under the Supplemental Executive Retirement Plan to eligible executives who are unable to earn the maximum supplemental benefit by retirement at or after age 65 because the executive was hired by the Company after age 35. The past service benefit would add an additional benefit of 1% of the difference between covered compensation at retirement and annualized earnings at the time of joining the Company ("first year earnings") for each year by which the executive's age at date of hire exceeded 35. Mr. Miller is, and Mr. Newlin was, subject to these provisions and their first year earnings and estimated years of service creditable as past service are as follows: Mr. Newlin, $466,332 with 15.89 years; and Mr. Miller, $164,501 with 5.16 years.

Applicable approximate covered compensation and credited years of service as of December 31, 2005 for the combined pensions and supplemental executive retirement benefits for the individuals named in the Summary Compensation Table on page 22 are as follows: Mr. Baker, $874,725 with 16 years; Mr. Newlin, $709,625 with 2 years; Mr. Fritze, $510,347 with 25 years; Mr. Miller, $416,225 with 9.5 years; and Mr. Bell, $479,720 with 26 years.

Covered compensation is based on the executive officer's average annual earnings during the five continuous years of highest earnings. In general, there is no material variation between compensation used to determine covered compensation and the base salary and bonus compensation of executive officers as reported in the Summary Compensation Table on page 22.

During 2004, the American Jobs Creation Act of 2004 (the "Act") added a new Section 409A to the Internal Revenue Code (the "Code") which significantly changed the federal tax law applicable to "amounts deferred" after December 31, 2004 under nonqualified deferred compensation plans. As a result, the Company adopted amendments to both its Mirror Pension Plan and Supplemental Executive Retirement Plan to temporarily freeze the accrual of benefits under those plans as of December 31, 2004. The amendments protected the "grandfathered" status of amounts deferred prior to January 1, 2005 and allowed such amounts to continue to be governed by the law applicable to nonqualified deferred compensation plans prior to the addition of Section 409A of the Code. The Secretary of Treasury and the Internal Revenue Service issued certain proposed regulations and/or other guidance with respect to the provisions of new Code Section 409A in 2005 and will issue additional guidance in 2006. Final amendments to comply with the Act are required by the end of 2006. The Company currently intends to rescind the freeze, following issuance of regulations to ensure compliance for post-2004 benefit accruals.

Effective January 1, 2003 the Company revised the benefit formula under its non-contributory qualified defined benefit Pension Plan from a formula determined primarily by average final compensation and years of service to a cash balance formula. The new cash balance formula applies only to employees hired on or after the January 1, 2003 effective date. Employees hired before January 1, 2003 continue to accrue benefits under the formula described above. Under the new cash balance benefit formula, a participant accrues a benefit amount at the end of each plan year equal to 5% of the participant's covered compensation for that plan year, plus an amount equal to interest based on 10-year Treasury rates applied to the participant's balance on the first day of that plan year. Covered Compensation is based on the participant's base salary and bonus compensation for a plan year. There is no material variation between compensation used to determine covered compensation and the base salary and bonus compensation reported in the Summary Compensation Table reported on page 22 hereof. Mr. Newlin was the only named executive officer covered under the cash balance benefit formula, since he became employed with the Company after January 1, 2003, however his entire pension benefit (both the qualified and non-qualified pension benefit and the supplemental retirement benefit) was forfeited because he terminated employment prior to completing the required vesting service.

Since all named executive officers participate in the Company's Supplemental Executive Retirement Plan, which has a formula based on final average compensation and years of service, their total pension benefit at retirement would be calculated in accordance with the pension table notwithstanding participation in the cash balance formula of the qualified Pension Plan.

SEVERANCE POLICY AND SEVERANCE AGREEMENTS

The Company has a Change in Control Severance Compensation Policy (the "Policy"). The Policy applies to elected officers (other than assistant officers) of the Company, which includes each named executive officer listed in the Summary Compensation Table on page 22. The Policy, in general, runs until the later of either two years after a notice of termination of the Policy is given by the Board of Directors or, if a change in control has occurred, two years after a change in control.

Under the Policy, if within two years following a change in control the officer's employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates his/her employment for Good Reason (as defined in the Policy), the officer is entitled to a severance payment. The severance payment is paid in a lump sum and is equal to the aggregate of (i) two times the sum of the officer's base salary plus target annual bonus; and (ii) a pro-rated portion of the target annual bonus for the year of termination. The officer also is entitled to payment of reasonable outplacement service fees up to 20% of base salary and continuation, for up to 18 months, of medical and dental health coverage at the cost the officer paid prior to termination of employment. It is a condition of the payment of such benefits that the officer provide the Company with a release from claims against the Company.

In addition, the Company's non-qualified Mirror Pension Plan and the Company's Supplemental Executive Retirement Plan discussed under the Pension Plan Table on page 26 provide that the interests of participants shall vest and become non-forfeitable upon a change in control of the Company. As discussed in that section, these plans were frozen as of December 31, 2004. Each named executive officer listed in the Summary Compensation Table on page 22 participates in such deferred compensation plans.

For the purpose of the Policy, and the defined compensation plans, the term "change in control" has the same meaning given it in the discussion found on page 23 at note (1) under the table "Option Grants in 2005."

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading "Board Committees — Audit Committee" on page 8 hereof. The Audit Committee's Charter recognizes that (i) it is the responsibility of management to prepare the Company's financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and (ii) it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee's responsibilities include overseeing the work of the participants in the financial reporting and control process.

In this context, the Audit Committee has (i) reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2005 and for the year then ended (the "Financial Statements") with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America, (ii) discussed the Financial Statements with PricewaterhouseCoopers LLP (our independent registered public accounting firm), including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committee), and (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence. The Committee has also considered whether PricewaterhouseCoopers LLP's provision of non-audit services as described below under the heading "Audit Fees" is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Richard U. De Schutter	James J. Howard
Joel W. Johnson	Robert L. Lumpkins

Dated: February 23, 2006

AUDIT FEES

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2005 and 2004.

Fee Category	2005	2004

Audit Fees(1)	$4,482,000	$4,787,000
Audit-related Fees(2)	$178,000	$320,000
Tax Fees(3)	$490,000	$504,000
All Other Fees(4)	0	0
(1)
Fees and expenses paid to PwC for: (i) annual audit (annual audit and quarterly reviews of the consolidated financial statements required to be performed in accordance with generally accepted auditing standards); (ii) 404 attestation services (attestation services relating to the report on the Company's internal controls as specified in Section 404 of Sarbanes-Oxley Act) the aggregate fees and expenses for these services were $1,302,000 in 2005 and $1,566,000 in 2004; (iii) statutory audits (statutory audits or financial audits and related tax services and accounting consultations for subsidiaries or affiliates required to be performed in accordance with local regulations); (iv) regulatory financial filings (services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters); and (v) consultations on accounting and disclosure matters (consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies).

(2)
Fees and expenses paid to PwC for: (i) agreed-upon procedures (agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory matters); (ii) attest services (attest services related to the Ecolab Foundation); (iii) employee benefit plan audits (financial statement audits of pension and other employee benefit plans); and (iv) Sarbanes-Oxley readiness.

(3)
Fees and expenses paid to PwC for: (i) U.S. federal, state and local tax compliance (preparation and/or review of tax returns including sales and use tax, excise tax, income tax and property tax, as well as, consultation regarding applicable handling of items for tax returns, required disclosures, elections and filing positions available to the Company); (ii) U.S. federal, state and local tax advice (assistance with tax audits, technical interpretations, applicable laws and regulations, tax advice on mergers, acquisitions and restructurings); (iii) international non-U.S. tax compliance (preparation and review of income, local, VAT, and GST tax returns or other tax filings, required disclosures, elections and filing positions available to the Company); (iv) international non-U.S. tax advice (assistance with tax examinations (but not legal or other representation in tax courts or agencies), advice on various matters including foreign tax credit, foreign income tax, tax accounting, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction, and tax advice on restructurings, mergers, and acquisitions); (v) transfer pricing (advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions); and (vi) expatriate tax services (preparation of individual income tax returns, advice on impact of changes in local tax laws and consequences of changes in compensation programs or practices). PwC is not authorized to provide expatriate tax services for the 2006 tax year.

(4)
This category includes all fees paid to PwC that must be disclosed and are appropriately not included in the Audit, Audit-Related and Tax categories. No such fees were incurred for the years ended December 31, 2005 and 2004. No fees in this category relate to engagements for which the pre-approval requirement was waived under the de minimus exception.

All of the professional services provided by PwC in 2005 and 2004 were approved or pre-approved in accordance with policies of the Audit Committee and the Company. The Audit Committee has pre-approved projects for certain permissible non-audit services. Under the policy, requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policy specifies that:

  •
  annual pre-approval of the audit engagement (including internal control attestation) is required;

  •
  the independent auditor may not provide prohibited services;

  •
  annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;

  •
  management and the independent auditors report to the Committee at each meeting on all non-audit service projects and related fees;

  •
  all services and fees are reviewed annually; and

  •
  the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include: (i) merger/acquisition due diligence services; (ii) attest services; (iii) tax compliance, filings and returns; and (iv) tax planning services, provided that such services are limited to projects having "known or accepted" outcomes.

PROPOSAL TO RATIFY APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP ("PwC") as independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2006 and to perform other appropriate services. Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

PwC has provided professional services to the Company in 2005, the aggregate fees and expenses of which are reported on page 29.

Board of Directors' Recommendation — The Board of Directors recommends that the Stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm. Under the laws of the State of Delaware, stockholder ratification of the appointment of independent registered public accounting firm is not required. However, the Board deems it advisable to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider the matter, but will not be required to change its decision to appoint PwC as independent registered public accounting firm. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

OTHER MATTERS

Proxy Solicitation Costs — We will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. We have retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, NY 10004, to aid in the solicitation of proxies for a fee not to exceed $9,000 plus expenses. Proxies may also be solicited by certain directors, officers and employees of the Company without extra compensation.

Householding Information — Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy soliciting material. This means that you and other holders of our Common Stock in your household may not receive separate copies of the Company's Proxy Statement or Annual Report. We will promptly deliver an additional copy of either document to any stockholder upon request to: Corporate Secretary, Ecolab Inc., 370 Wabasha Street North, Saint Paul, MN 55102; telephone (651) 293-2233; or e-mail investor.info@ecolab.com.

Voting by Plan Participants — Generally, you will receive only one proxy card covering all the shares you hold:

  •
  In your own name;

  •
  In the Dividend Reinvestment Plan sponsored by Computershare Investor Services, LLC, if any; and

  •
  If you are employed by Ecolab in the United States, Puerto Rico, or Canada,

  i)
  in the Ecolab Savings Plan and ESOP*; plus

    ii)
    in the Ecolab Stock Purchase Plan administered by Computershare Limited or the Ecolab Canada Share Purchase Plan administered by Fastrak Systems, Inc.

  *If you participate in the Ecolab Savings Plan and ESOP (the "Plan"), you are entitled to direct Fidelity Management Trust Company (the "Trustee") to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by May 9, 2006 to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan's administrator.

                      By Order of the Board of Directors

                      Lawrence T. Bell
                      Senior Vice President,
                      General Counsel and Secretary

March 31, 2006

APPENDIX A

CORPORATE GOVERNANCE PRINCIPLES

DIRECTORS

Composition and Qualifications

No more than three Board members shall be from current Management. These Management members normally would be the Chief Executive Officer, the Chairman (if an Ecolab employee and not the CEO) and the President (if an Ecolab employee and not the CEO), but may be any other officer deemed appropriate by the Board.

It is desired that the members of the Board represent a geographical dispersion and variety of business disciplines so as to bring to the work of the Board a diversity of experience and background with the predominance of members being chief or executive officers from different industries. A continuing effort shall be made to seek well-qualified women and minority group members for the Board, but these persons must be sought out and evaluated as individuals rather than as representatives of specific groups.

Independence

The Board will have a majority of independent directors who meet the criteria required for independence by law, the rules and regulations of the SEC and the New York Stock Exchange listing standards.

Limitations on Other Directorships

The CEO shall pre-clear service as a director of another company with the Governance Committee of the Board.

The number of Boards of publicly traded companies or Audit Committees thereof on which outside directors sit should not exceed three (in addition to the Corporation) without the concurrence of the Governance Committee and may not, in any event, constitute a conflict of interest.

Selection of Directors

All directors are encouraged to submit to the Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate's qualifications. The Governance Committee will screen and submit to the full Board the names and biographical information of those persons considered by the Committee to be viable candidates for election as directors.

Director Orientation and Continuing Education

An orientation program is presented for each new director to acquaint him/her with the business, financial picture, compliance policies and other policies relevant to directors. In addition, a director information manual, which contains information about the Corporation, director compensation and indemnification, and other relevant matters, will be distributed to directors and periodically updated.

The Governance Committee will arrange continuing education programs, to allow for tailored in-house programs or the attendance at outside accredited programs, as frequently as determined appropriate by the Board.

Change of Principal Occupation

A director who ceases to occupy the position of principal employment held at the time of election to the Board shall offer his/her resignation for consideration by the Board. The Governance Committee will review the circumstances and make a recommendation to the Board as to whether the resignation should be accepted.

Service Limitations of Directors

A CEO who retires as an employee of the Corporation may continue to serve on the Board until the next annual meeting following retirement.

A non-employee director who attains age 70 shall submit his/her resignation as a director, to take effect at the time of the next annual meeting of stockholders.

The appropriateness of a director's continuation on the Board is reviewed when the Board designates a slate of directors for re-election by the stockholders. Accordingly, the Board does not have a policy establishing term limits.

Duty of Loyalty and Confidentiality

Directors owe to the Corporation a duty of loyalty and a duty of diligence in carrying out their responsibilities. Directors shall deal in strict confidence with all material, non-public matters involving the Corporation. Such material, non-public information shall not be disclosed to anyone other than Board members without the express agreement or direction of the Board.

Attendance and Information Review

Directors shall make a diligent effort to achieve regular attendance at Board and Committee meetings, and to carefully review the information furnished by Management with respect to matters requiring Board or Committee action or monitoring. Directors also have a responsibility, with the assistance of Management, to maintain a current understanding of developments in the industry and to be familiar with the Corporation's operations and its strengths and weaknesses.

Conflicts of Interest

Directors shall promptly disclose to the Board any situation which could reasonably be considered as a conflict of interest with service as a director, or having the appearance of such. Both the existence of the interest and the nature thereof (e.g., financial, family relationship, professional, charitable or business affiliation) should be disclosed.

Board Interaction with Corporate Constituencies

The Board believes that Management speaks for the Corporation. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies but this would be done only at the request of the CEO.

Compensation of Directors

To attract and retain qualified directors, non-employee director remuneration and benefits should be fully competitive and will be reviewed annually to ensure that it meets this standard. This review should be conducted by the Compensation Committee, which shall issue a report and recommendation to the Board for decision. Corporation stock should constitute a meaningful component of director compensation.

Director Stock Ownership Guidelines

Directors should have a financial stake in the Corporation. Directors are expected to acquire Corporation stock or stock equivalents having a value equal to at least five times the annual retainer for directors, within a period of three to five years after election.

BOARD ORGANIZATION

Board Leadership

The office of Chairman and CEO may or may not be held by one person. The Board believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best in the circumstances.

Executive Sessions of Non-Management Directors

Portions of regular meetings may be set aside for the outside directors to meet privately with the CEO, and the non-management directors shall also meet privately without the CEO on a regular basis.

Presiding Director

The Board will formally adopt a procedure regarding a presiding director for executive sessions of the non-management directors. Currently, the Chair of the Governance Committee serves as the Presiding Director. The Board will adopt and disclose a policy regarding a method for interested parties to communicate with the presiding director.

Size

The size of the Board may vary from time to time, but shall preferably be not less than 11 or more than 15 members. This size should accommodate the objectives of effective discussion and decision-making, adequate staffing of Board Committees, and desired mix of Management and non-employee directors.

Board Committees

The Board believes its current Committee structure, comprised of an Audit, Compensation, Finance and Governance Committee, is appropriate. However, the Board annually reviews its Committee structure as well as the Charter and composition of each Committee and will make modifications as necessary. The Board reviews the Committee membership when it annually reappoints its Committees and, therefore, does not have a fixed policy on rotation of Committee memberships. The Audit, Compensation and Governance Committees will be composed entirely of directors who meet the criteria required for independence by law, the rules and regulations of the SEC and the New York Stock Exchange listing standards. Directors who are not independent may attend (but may not vote at) meetings of Committees.

BOARD OPERATIONS

Board Meetings

The CEO and Chairman (if the two offices are separated) shall establish the agendas for Board meetings, taking into consideration the "core" agenda items and regular meeting dates that the Board establishes in advance. The Board shall be free to suggest agenda topics and the CEO will seek Board input on agenda items. Board meetings will, in general, focus on strategic issues rather than on operational issues.

Appropriate Information and Access

Directors are entitled to an adequate information flow from Management. They should be provided with an agenda and (to the extent practicable) appropriate supporting materials in advance of Board and Committee meetings. Directors are also entitled to direct access to the Corporation's independent auditors, the Internal Audit Department and to Management. The CEO should be kept advised of substantive contacts in this regard.

Ability to Retain Advisors

The Board and its Committees may, as it deems necessary or appropriate and at the Corporation's expense, obtain advice and assistance from internal or external legal or other advisors.

Meeting Attendance by Non-Directors

The CEO selects senior executives to attend meetings to make presentations to the Board which provides the Board with the opportunity to evaluate senior executives.

Committee Meetings

Meeting frequency and agenda items for Committee meetings shall be fixed by the CEO and Chairman in conjunction with the Committee Chair, taking into account the regular Committee meeting schedule and core agendas annually fixed by the Board. The Committee Chair will report to the full Board at each regular meeting on Committee actions and recommendations.

Assessing the Board's Performance

The Board shall ensure that a process is in place, utilizing the Governance Committee, to annually review and assess the Board's performance with a goal of improving the effectiveness of the Board as a whole.

CEO Evaluation

The Board will ensure that a process is in place, utilizing the Governance Committee, to annually evaluate CEO performance and to provide a summary of the Board's review to the CEO. The process shall ensure that each outside director has the opportunity to provide written or oral input prior to the evaluation being provided to the CEO.

Succession Planning and Management Development

Annually, and more often if required, the CEO shall report to the Board on succession planning. Upon the death, incapacity or temporary absence of the CEO, the Chairman of the Governance Committee shall, consistent with the Corporation's current succession plan, designate an acting CEO until further act of the Board. Additionally, the CEO and other appropriate members of Management, as selected by the CEO, shall report annually to the Board on the Company's program for Management development, including diversity.

APPENDIX B(i)

AUDIT COMMITTEE

Membership and Organization

The members of the Audit Committee shall be comprised of not less than three directors. The Committee shall meet the independence, financial experience and other requirements established by law, the rules and regulations of the Securities and Exchange Commission, and the New York Stock Exchange listing standards, and possess the personal characteristics appropriate to the Committee's role. The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Governance Committee. Audit Committee members may be replaced by the Board.

Objective

The Committee shall meet regularly to fulfill, and assist the Board of Directors' oversight of, their responsibilities to monitor (1) the quality and integrity of the Corporation's consolidated financial statements and Management's financial control of operations, (2) the qualifications, independence and performance of the independent accountants, (3) the role and performance of the internal audit function, and (4) the Corporation's compliance with legal and regulatory requirements. In performing its duties, the Committee shall maintain effective working relationships with the Board of Directors, Management, the internal auditors and the independent accountants.

The Committee's authorities and responsibilities as set forth herein are intended to assist it and the Board of Directors in its monitoring and oversight role. It remains the responsibility of Management to prepare complete and accurate financial statements in accordance with GAAP, to maintain financial control of operations and assure compliance with laws and regulations. It remains the responsibility of the independent accountants to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards.

Authority

The Committee shall oversee the work of the other participants in the financial reporting and financial control process. To facilitate that role:

  •
  It is expressly recognized that the independent accountants report directly to the Committee. The Committee, in its capacity as a committee of the Board, has the sole authority and direct responsibility to select, appoint, retain, compensate, oversee, and where appropriate, terminate and replace the independent accountants for the purpose of preparing or issuing an audit report or related work. The Committee shall determine appropriate funding for the payment of (i) compensation to the independent accountants, (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, and the Corporation shall provide such funding.

  •
  The Committee (i) shall have unrestricted access to the Corporation's personnel and records and will be given the resources to discharge its duties, (ii) may conduct investigations into matters brought to its attention during the conduct of its duties and may meet with the Corporation's outside counsel and General Counsel, and retain for advice or assistance special legal, accounting or other consultants or advisers having special competence, as it determines necessary or appropriate to carry out its duties and at the Corporation's expense, and (iii) may advise the independent accountants, the internal Audit Services Vice President and any other participant in the financial reporting and financial control process that they may at any time communicate directly with the Committee on a confidential basis.

  •
  The activities and findings of the Committee shall be reported to the Board and minutes of Committee meetings shall be prepared and sent to each member of the Board.

Responsibilities

(1)    Financial Reporting:    Monitor and make recommendations concerning the integrity of the consolidated financial statements and related disclosures made by Management, and Management's procedures to comply with laws and regulations governing such statements and disclosures. Without limitation, the Committee shall:

  (a)
  Review, approve and preapprove, as applicable, the scope and extent of services to be provided by the independent accountants during the year, including their audit examination and staffing for the audit, permissible non-audit services, and audit, audit-related, tax, and all other fees. Except as prohibited by law and at the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of such preapprovals.

  (b)
  Review factors related to the independence of the independent accountants. This shall include (i) ensuring receipt on a periodic basis, of a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as may be modified or supplemented, (ii) reviewing audit and all other fees and considering whether the provision of services is compatible with maintaining the independence of the independent accountants, (iii) actively engaging in dialogue with the independent accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of the independent accountants, and (iv) taking appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

  (c)
  Meet to review and discuss with Management and the independent accountants, the audited annual consolidated financial statements, prior to filing the Form 10-K, and the quarterly financial statements, prior to filing the Form 10-Q, including reviewing the Corporation's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Without limiting the Committee, this review shall encompass major issues regarding accounting and auditing principles and practices, significant financial reporting issues, and judgments made in connection with the preparation of the consolidated financial statements, major difficulties or disagreements with Management which occurred in the course of the audit, as well as any other matter to be discussed with the independent accountants, pursuant to § SAS 61 ("Codification of Statements on Auditing Standards, AU § 380") as may be modified or supplemented.

  (d)
  Recommend to the Board of Directors, based on its review and discussions referred to in 1(b)-(c) whether the audited consolidated financial statements should be included in the Company's Annual Report on Form 10-K.

  (e)
  Assess and discuss the recommendations contained in the independent accountants' "Report to Management" and obtain and review any other required reports from the independent accountants.

  (f)
  Review a report from the independent accountants on their quality control procedures and any issues raised in most recent peer reviews and internal reviews, and governmental or professional authorities' investigations within the preceding five years.

  (g)
  Inquire of the independent accountants whether they have become aware of any items relating to Section 10A of the Private Litigation Reform Act (e.g., detection of material illegal acts or material related party transactions) during the course of their procedures.

  (h)
  If the year-end earnings press release is published prior to the Committee meeting envisioned in 1(c), or a quarterly press release is published prior to a scheduled Committee meeting, review and discuss with Management and the independent accountants the year-end or quarterly financial results as well as earnings press releases prior to the issuance of the earnings press release, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each instance in which the Corporation may provide financial information or earnings guidance. At the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of this review.

  (i)
  Review and monitor the process Management has established to ensure the integrity of interim reporting and review and discuss the interim results with Management, and the quarterly review procedures with the independent accountants, prior to the issuance of the quarterly earnings press release. At the discretion of the Committee, the Chair of the Committee may represent the Committee for the purpose of this review.

  (j)
  Review major changes to the Corporation's accounting principles, including critical accounting policies, as proposed by Management.

  (k)
  Review periodically the impact of significant accounting or reporting developments which may affect the Corporation.

  (l)
  Review periodically with Management the Corporation's major financial risk exposures and the steps Management has taken to monitor, manage and mitigate such exposures.

  (m)
  Review and resolve any disagreements or audit problems or difficulties between Management and the independent accountants regarding financial reporting.

  (n)
  Ensure that the lead and concurring partners on the audit engagement rotate off the engagement after five consecutive years and, upon rotation, be subject to a five-year cooling off period before they may return to the engagement. Other audit partners on the audit engagement team shall rotate after no more than seven years and be subject to a two-year cooling off period.

(2)    Internal Accounting Control:    Monitor and make recommendations concerning the effectiveness of the Corporation's system of internal controls. Without limitation, the Committee shall:

  (a)
  Review the appointment and replacement of the internal Audit Services Vice President.

  (b)
  Review and evaluate the activities, organizational structure, qualifications and performance of the Internal Audit Department.

  (c)
  Inquire of the internal Audit Services Vice President and the independent accountants the extent to which individually each of their planned audit scopes can be relied on to detect material weaknesses in internal controls, the occurrence of fraudulent financial reporting, and in the case of the independent accountants, illegal acts as contemplated by Section 10A of the Securities Exchange Act of 1934.

  (d)
  Review the Corporation's disclosure controls and procedures and internal control over financial reporting, including the process for the CEO and CFO quarterly certifications required by the SEC. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles and any reports by the CEO and CFO regarding major issues as to the effectiveness of the Corporation's disclosure controls and procedures and internal control over financial reporting.

  (e)
  Review and discuss with Management and the independent accountants any major issues as to the adequacy of the Corporation's internal control over financial reporting, any special steps adopted in light of material control deficiencies, and the adequacy of disclosures about changes in internal control over financial reporting.

  (f)
  Review and discuss (i) with Management (including the internal Audit Services Vice President) the Corporation's annual report on internal control over financial reporting, and (ii) with the independent accountants their attestation of the report, prior to filing of the Corporation's Form 10-K.

(3)    Performance of Independent Accountants:    Review and evaluate the qualifications and performance (including their compliance with independence requirements) of the independent accountants.

(4)    Corporate Compliance:    Monitor and make recommendations concerning the Corporation's procedures to maintain effective controls against employee conflict of interest and fraud and comply with related laws. Without limitation, the Committee shall:

  (a)
  Review Management's program to monitor compliance with the Corporation's Code of Conduct and the Foreign Corrupt Practices Act.

  (b)
  Review significant related party transactions.

  (c)
  Review the policies and procedures in effect for the review of officer expenses and purchases.

  (d)
  Review the findings of any relevant examinations by the Securities and Exchange Commission.

  (e)
  Set hiring policies for employees or former employees of the independent accountants.

(5)    Performance Review:    Perform an annual review and evaluation of the performance of the Committee.

(6)    Charter Recommendation:    Annually review and assess the adequacy of the Committee Charter and make recommendations to the Board of Directors relating to the Committee's Charter and the Committee's core meeting agenda for the upcoming year.

(7)    Private Meetings:    Meet privately on a regular basis with representatives of the independent accountants, Management (for example the Chief Financial Officer and the Chief Accounting Officer) and the Internal Audit Department.

(8)    Audit Committee Report:    Ensure preparation of the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

(9)    Complaint Procedures:    Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) confidential anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

APPENDIX B(ii)

COMPENSATION COMMITTEE

Membership and Organization

The members of the Compensation Committee shall be comprised of not less than three directors. The Committee members shall meet the independence and other requirements established by law, the rules and regulations of the Securities and Exchange Commission, and the New York Stock Exchange listing standards. The members of the Compensation Committee shall be appointed by the Board upon the recommendation of the Governance Committee. Compensation Committee members may be replaced by the Board.

Authority and Responsibilities

The Compensation Committee shall meet regularly and have the following duties and authority:

  (1)
  Review and recommend to the Board with respect to

  (a)
  the establishment of any director compensation plan or any executive compensation plan or other employee benefit plan which requires stockholder approval;

  (b)
  the establishment of significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; and

  (c)
  any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority which in the Committee's judgment should appropriately be decided by the full Board.

  (2)
  Review and approve

  (a)
  the Corporation's overall compensation policy (which currently is to position the aggregate of the compensation components at a level that is commensurate with the Corporation's size and performance relative to a broad range of general industry manufacturing and service companies) and executive salary plan;

  (b)
  the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO;

  (c)
  corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and have sole authority to determine the CEO's compensation level based on this evaluation, which determination will be subject to notification to the full Board;

  (d)
  the administration of the compensation program for other executives for consistency with the executive compensation policy; and

  (e)
  the design and amendment of employee benefit plans, including proposals to establish, freeze, close off or terminate employee benefit plans and related trusts, provided that the Corporation's Chief Financial Officer may in his sole discretion approve certain amendments or modifications to an employee benefit plan or trust in accordance with resolutions of the Board of Directors.

  (3)
  Administer

  (a)
  the Corporation's director stock option and deferred compensation plans and executive and employee stock incentive and stock purchase plans;

  (b)
  the Management Incentive and Management Performance Incentive Plans and other cash incentive plans.

Reports to Board

The Committee shall make regular reports to the Board.

Compensation Committee Report

The Committee shall ensure preparation of the report on executive compensation required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

Compensation Consultants

The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director or executive compensation and shall have sole authority to approve the consultant's fees and other retention terms.

Outside Advisers and Access to Management

The Committee may, as it deems necessary or appropriate and at the Corporation's expense, obtain advice and assistance from internal or external legal or other advisers. The Committee shall have unrestricted access to Management.

Charter Recommendation

The Committee shall annually review and assess the adequacy of the Committee Charter and make recommendations to the Board relating to the Committee's Charter and the Committee's core meeting agenda for the upcoming year.

Performance Review

The Committee shall perform an annual review of the performance of the Committee.

APPENDIX B(iii)

FINANCE COMMITTEE

The Finance Committee shall have the following duties and authority:

  (1)
  Review the financial condition of the Corporation and its financial policies and long-range objectives;

  (2)
  Review and recommend to the Board of Directors with regard to financial and tax policies and standards as developed by management;

  (3)
  Review the financing requirements of the Corporation, and evaluate management's proposals for timing and funding vehicles to support such financing requirements and recommend, as appropriate, specific financing arrangements to the Board of Directors;

  (4)
  Review dividends proposed for declaration and payment on the Corporation's outstanding shares, and recommend to the Board of Directors with regard to those dividends;

  (5)
  Evaluate the immediate and future financial impact of acquisition and divestiture transactions on the Corporation's financial condition, including such factors as the impact on earnings, funds availability, debt capacity, capital structure (including debt ratios), cash flows and dividend implications, and recommend to the Board of Directors with regard to the financial aspects of acquisitions and divestitures;

  (6)
  Review the proposed annual capital budget and capital expenditures in the amount of $10,000,000 or more, and review proposed business acquisitions in the amount of $25,000,000 or more and recommend to the Board of Directors with regard to those expenditures/acquisitions;

  (7)
  Review annually the Corporation's liability insurance coverage to determine its adequacy;

  (8)
  Review and, as appropriate, report to the Board on all areas of responsibility delegated to the Benefits Finance Committee, including financial performance of benefit plan assets, performance of trustees and investment advisors, and the performance of the Benefits Finance Committee in the discharge of its duties;

  (9)
  Make recommendations to the Board concerning appointments to the Benefits Finance Committee;

  (10)
  Monitor the Corporation's investor relations program and make recommendations to the Board.

APPENDIX B(iv)

GOVERNANCE COMMITTEE

Membership and Organization

The members of the Governance Committee shall be comprised of not less than three directors. The Committee members shall meet the independence and other requirements established by law, the rules and regulations of the Securities and Exchange Commission, and the New York Stock Exchange listing standards. The members of the Governance Committee shall be appointed by the Board. Governance Committee members may be replaced by the Board.

Authority and Responsibilities

The Governance Committee shall meet regularly and have the following duties and authority:

  (1)
  Review and recommend to the Board of Directors with regard to policies for the composition of the Board, including such criteria as:

  (a)
  size of the Board;

  (b)
  diversity of experience, employment, background and other relevant factors of Board members;

  (c)
  the proportion of the Board to be comprised of non-management directors;

  (d)
  qualifications for new or continued membership on the Board, including experience, employment, background and other relevant considerations; and

  (e)
  director retirement requirements or standards;

  (2)
  Review any director nominee candidates recommended by shareholders in accordance with the Certificate of Incorporation and By-Laws;

  (3)
  Identify, interview and evaluate director nominee candidates and have sole authority to (a) retain and terminate any search firm to be used to assist the Committee in identifying director candidates and (b) approve the search firm's fees and other retention terms;

  (4)
  Recommend to the Board (a) the slate of director nominees to be presented by the Board for election at the Annual Meeting of Stockholders, (b) the director nominees to fill vacancies on the Board, and (c) the members of each Board Committee;

  (5)
  Lead the annual review of Board performance and effectiveness and make recommendations to the Board as required;

  (6)
  Review and recommend to the Board concerning the Board's organizational structure and operations, including a presiding director(s) for executive sessions of non-management directors, and its relationship to senior management;

  (7)
  Review and recommend to the Board concerning issues of senior management succession;

  (8)
  Lead the annual Chief Executive Officer performance review and oversee the evaluation process for senior management;

  (9)
  Review and recommend to the Board with regard to Certificate of Incorporation, By-Law or stockholder rights plan issues or changes in fundamental corporate charter provisions;

  (10)
  Review and recommend to the Board with respect to various corporate governance matters (including any necessary modifications to the Corporate Governance Principles);

  (11)
  Receive reports from management with regard to relevant social responsibility issues and report to the Board as appropriate;

  (12)
  Review with management, and report to the Board, with respect to the Corporation's efforts to achieve its affirmative action and diversity goals;

  (13)
  Review and recommend to the Board with respect to the Corporation's environmental and sustainability practices and performance, including compliance with The Ecolab Environmental Principles;

  (14)
  Review and recommend to the Board with respect to director orientation, training and continuing education; and

  (15)
  At the request of the Board or the Chief Executive Officer, undertake special projects which do not fall within the jurisdiction of other committees of the Board.

Reports to Board

The Committee shall make regular reports to the Board.

Outside Advisors and Access to Management

The Committee may, as it deems necessary or appropriate and at the Corporation's expense, obtain advice and assistance from internal or external legal or other advisors. The Committee shall have unrestricted access to Management.

Charter Recommendation

Annually review and assess the adequacy of the Committee Charter and make recommendations to the Board of Directors relating to the Committee's Charter and the Committee's core meeting agenda for the upcoming year.

Performance Review

The Committee shall perform an annual review of the performance of the Committee.

APPENDIX C

DIRECTIONS TO THE ECOLAB ANNUAL MEETING

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
C 1234567890 J N T
☐ Mark this box with an X if you have made changes to your name or address details above.

Proxy - Ecolab Inc.	123456	C0123456789	12345

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

DIRECTORS RECOMMEND A VOTE FOR ALL NOMINEES
A Election of Directors
1.	Elect four Class II Directors.
		For	Withhold		For	Withhold
	01 - Leslie S. Biller	☐	☐	03 - Kasper Rorsted	☐	☐
	02 - Jerry A. Grundhofer	☐	☐	04 - John J. Zillmer	☐	☐
DIRECTORS RECOMMEND AVOTE FOR PROPOSAL 2
B Management Proposal					C Consent for Future Delivery of Proxy Material Online
		For	Against	Abstain
2.	Ratify appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐	Until contrary notice to Ecolab, I consent to access all future notices of annual meetings, proxy statements and annual reports issued by the Corporation over the Internet. SEE REVERSE FOR DETAILS.	I Consent ☐

D    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy - Ecolab Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ECOLAB INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 12, 2006

The undersigned hereby appoints Douglas M. Baker, Lawrence T. Bell and Timothy P. Dordell, and each of them, with power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held in St. Paul, Minnesota's Landmark Center at 10:00 a.m. on Friday, May 12, 2006 and at any adjournment(s) thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed on the reverse side with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations as indicated on the reverse side. The tabulator cannot vote your shares unless you sign and return this card, or you use the telephone or internet voting services.

(Continued and to be voted on reverse side.)

ELECTRONIC ACCESS TO FUTURE DOCUMENTS NOW AVAILABLE

Ecolab provides its annual reports and proxy solicitation materials, including notices to shareholders of annual meetings and proxy statements, on the Internet. If you give your consent to access these documents on the Internet, Ecolab will advise you when these documents become available on the Internet. Providing these documents on the Internet will reduce Ecolab's printing and postage costs. Once you give your consent, it will remain in effect until you notify Ecolab that you wish to resume mail delivery of the annual reports and proxy statements. Even though you give your consent, you still have the right at any time to request printed copies of these documents.

To give your consent, mark the appropriate consent box located on the reverse of this Proxy Card under Section C.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-866-731-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•Follow the simple instructions provided by the recorded message.	•Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 12, 2006.
THANK YOU FOR VOTING

QuickLinks

VOTING PROCEDURES
GOVERNANCE / STOCKHOLDER ACCESS
SECURITY OWNERSHIP
BOARD OF DIRECTORS
DIRECTOR INDEPENDENCE STANDARDS AND DETERMINATIONS
PROPOSAL TO ELECT DIRECTORS
Nominees for Election to the Board of Directors—Class II (For a Term Ending 2009)
Members of Board of Directors Continuing in Office—Class III (For a Term Ending 2007)
Members of Board of Directors Continuing in Office—Class I (For a Term Ending 2008)
EXECUTIVE COMPENSATION
Report of the Compensation Committee on Executive Compensation
Summary Compensation Table
Option Grants in 2005
Aggregated Option Exercises in 2005 and December 31, 2005 Option Values
Comparison of Five–Year Cumulative Total Return
Pension Plan Table
Severance Policy and Severance Agreements
AUDIT COMMITTEE REPORT
AUDIT FEES
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
Appendix A Corporate Governance Principles
Appendix B(i)  Audit Committee
Appendix B(ii)  Compensation Committee
Appendix B(iii)  Finance Committee
Appendix B(iv)  Governance Committee
Appendix C Directions to the Ecolab Annual Meeting